PROSPECTUS

VARIFLEX® VARIABLE ANNUITY

May 1, 2003
As supplemented October 1, 2003

                                                -----------------
                                                Important Privacy
                                                Notice Included

                                                See Back Cover
                                                -----------------

                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                           VARIFLEX® VARIABLE ANNUITY

             ISSUED BY:                               MAILING ADDRESS:
     SECURITY BENEFIT LIFE                        SECURITY BENEFIT LIFE
       INSURANCE COMPANY                            INSURANCE COMPANY
     ONE SECURITY BENEFIT PLACE                   P.O. BOX 750497
     TOPEKA, KANSAS 66636-0001                    TOPEKA, KANSAS 66675-0497
     1-800-888-2461
--------------------------------------------------------------------------------

   This Prospectus  describes the Variflex Variable Annuity--a flexible purchase payment deferred  variable annuity contract or single purchase payment immediate variable  annuity  contract (the  "Contract")  offered by Security  Benefit Life
Insurance Company (the "Company"). The Contract is available for individuals and groups as a non-tax  qualified  retirement  plan. The Contract is also available for  individuals and groups in connection with a retirement plan qualified under
Section 401, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract
is  designed  to give you  flexibility  in  planning  for  retirement  and other financial goals.

   You may allocate  your  purchase  payments to one or more of the  Subaccounts that comprise a separate account of the Company called Variflex, or to the Fixed
Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying
Fund"). The Subaccounts currently available under the Contract are:

o  Equity                 o  Enhanced Index               o  Social Awareness
o  Large Cap Value        o  Mid Cap Growth               o  Mid Cap Value
o  Money Market           o  Managed Asset Allocation     o  Main Street Growth
o  Global                 o  Equity Income                     and Income®
o  Diversified Income     o  High Yield                   o  Small Cap Growth
o  Large Cap Growth       o  Small Cap Value              o  Select 25

   Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in "The Fixed  Account."  Contract Value in the
Fixed Account is guaranteed by the Company.

   Amounts that you allocate to the Subaccounts under a Contract will vary based on investment  performance  of the  Subaccounts.  No minimum  amount of Contract
Value is guaranteed.

   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

   You may return a Contract  according to the terms of its Free-Look Right. See
"Free-Look Right."

   This Prospectus  concisely sets forth  information about the Contract and the
Separate  Account  that you should  know before  purchasing  the  Contract.  The
"Statement of Additional  Information,"  dated May 1, 2003, which has been filed with the Securities and Exchange  Commission ("SEC") contains certain additional information.  The Statement of Additional Information, as it may be supplemented from time to time, is  incorporated  by reference  into this  Prospectus  and is available at no charge,  by writing the Company at One Security  Benefit  Place,
Topeka, Kansas 66636 or by calling 1-800-888-2461. The contents of the Statement of Additional Information are set forth in this Prospectus.

   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
   THE SECURITIES AND EXCHANGE  COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES  OR  DETERMINED  IF THE  PROSPECTUS  IS  TRUTHFUL  OR  COMPLETE.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THIS  PROSPECTUS IS ACCOMPANIED BY THE CURRENT  PROSPECTUS FOR THE UNDERLYING
FUNDS.  YOU SHOULD READ THE  PROSPECTUSES  CAREFULLY  AND RETAIN THEM FOR FUTURE
REFERENCE.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR  GUARANTEED  BY
THE FEDERAL DEPOSIT INSURANCE  CORPORATION OR ANY OTHER GOVERNMENT  AGENCY.  THE
VALUE OF YOUR CONTRACT WILL GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE:  MAY 1, 2003, AS SUPPLEMENTED OCTOBER 1, 2003
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

INFORMATION ABOUT THE COMPANY, THE SEPARATE

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement
APPENDIX C - Simple IRA Disclosure Statement

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO  PURCHASE  THE  CONTRACT  IN YOUR  STATE.  YOU SHOULD NOT
CONSIDER  THIS  PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY
OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON  INFORMATION  CONTAINED IN THIS
PROSPECTUS  OR THAT WE HAVE  REFERRED YOU TO. WE HAVE NOT  AUTHORIZED  ANYONE TO
PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION  PERIOD -- The period commencing on the Contract Date and ending on the  Annuity  Commencement  Date  or,  if  earlier,  when you  terminate  the
Contract,  either through a full withdrawal,  payment of charges,  or payment of the death benefit proceeds.

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

   ADMINISTRATIVE  OFFICE -- The Annuity  Administration  Department of Security
Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

   ANNUITANT -- The person that you designate to receive  annuity  payments.  If you  designate  Joint  Annuitants,  "Annuitant"  means  both  Annuitants  unless otherwise stated.

   ANNUITY -- A series of  periodic  income  payments  made by the Company to an
Annuitant,   Joint  Annuitant,  or  Designated  Beneficiary  during  the  period specified in the Annuity Option.

   ANNUITY COMMENCEMENT DATE -- The date when annuity payments are to begin.

   ANNUITY  OPTIONS -- Options under the Contract that  prescribe the provisions under which a series of annuity payments are made.

   ANNUITY  PERIOD -- The period  beginning  on the  Annuity  Commencement  Date during which annuity payments are made.

   CONTRACT  -- Your  individual  Contract  issued to you by the Company or your certificate  under a Group  Contract.  CONTRACT  DATE -- The  date  shown as the
Contract Date in a Contract. Annual Contract anniversaries are measured from the
Contract  Date.  It is usually the date that your  initial  purchase  payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACTOWNER  OR OWNER -- The person entitled to the ownership  rights under the Contract and in whose name the Contract is issued. The term  "Contractowner"
or "Owner"  is used in this  Prospectus  to refer to the Owner of an  individual
Contract or Participant under a Group Contract.

   CONTRACT  VALUE -- The total value of your Contract  which  includes  amounts allocated  to the  Subaccounts  and the Fixed  Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   DESIGNATED  BENEFICIARY -- The Designated  Beneficiary is the first person on the  following  list who is alive on the date of death of the Owner or the Joint
Owner:  The Owner;  the Joint  Owner;  the Primary  Beneficiary;  the  Secondary
Beneficiary;  the  Annuitant;  or if none of the above are  alive,  the  Owner's
Estate.  If you purchased your Contract prior to January 4, 1999, the Designated
Beneficiary is the Primary Beneficiary; the Secondary Beneficiary; or if none of the above are alive, the Annuitant's estate.

   FIXED ACCOUNT -- An account that is part of the Company's  General Account to which you may  allocate all or a portion of your  Contract  Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by the Company.

   GENERAL  ACCOUNT -- All assets of the Company  other than those  allocated to the Separate Account or to any other separate account of the Company.

   GROUP CONTRACT -- A Contract issued to a group in connection with a Qualified
Plan or a non-tax qualified retirement plan.

   HOSPITAL -- An institution  that is licensed as such by the Joint  Commission of  Accreditation  of  Hospitals,  or any  lawfully  operated  institution  that provides  in-patient  treatment  of sick and injured  persons  through  medical, diagnostic  and surgical  facilities  directed by physicians and 24 hour nursing services.

   PARTICIPANT  -- A  Participant  under a Qualified  Plan, a Group  Contract or both.

   PURCHASE  PAYMENT -- An amount paid to the Company as  consideration  for the
Contract.

   QUALIFIED  SKILLED  NURSING  FACILITY -- A facility  licensed by the state to provide on a daily basis  convalescent or chronic care for  in-patients  who, by reason of infirmity or illness, are not able to care for themselves.

   SEPARATE ACCOUNT -- Variflex, a separate account of the Company that consists
of  accounts,   referred  to  as  Subaccounts,   each  of  which  invests  in  a
corresponding Underlying Fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

   UNDERLYING  FUND -- A  mutual  fund  or  series  thereof  that  serves  as an investment vehicle for its corresponding Subaccount.

   VALUATION  DATE -- Each date on which the Separate  Account is valued,  which currently  includes  each  day  that the New  York  Stock  Exchange  is open for trading.  The New York Stock Exchange is closed on weekends and on the following holidays:  New Year's Day,  Martin Luther King, Jr. Day,  Presidents'  Day, Good
Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  Day,  and
Christmas Day.

   VALUATION  PERIOD -- A period used in measuring the investment  experience of each  Subaccount of the Separate  Account.  The  Valuation  Period begins at the close  of one  Valuation  Date and  ends at the  close  of the  next  succeeding
Valuation Date.

   VARIFLEX  CONTRACT-401(K)  AND  408(K) -- A version of the  Contract  offered prior to May 1, 1990, to plans  qualified  under Section  401(k) or 408(k)(6) of the  Internal  Revenue  Code.  The  differences  between  this  Contract and the currently  offered versions of the Contract  qualifying under Section 401(k) and
408(k)(6) of the code are noted where appropriate.

   WITHDRAWAL  VALUE -- The amount you will receive upon full  withdrawal of the
Contract.  It is equal to Contract  Value less any Contract Debt, any applicable withdrawal charge, a pro rata administration charge, and any uncollected premium taxes.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the
Contract.  Further  detail is  provided in this  Prospectus,  the  Statement  of
Additional  Information,   and  the  Contract.   Unless  the  context  indicates
otherwise,  the  discussion in this summary and the remainder of the  Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed
Account is briefly described under "The Fixed Account" and also described in the
Contract.

PURPOSE OF THE  CONTRACT -- The  flexible  purchase  payment  deferred  variable annuity contract or single purchase payment immediate  variable annuity contract
(the  "Contract")   described  in  this  Prospectus  is  designed  to  give  you flexibility in planning for retirement and other financial goals.

   You may purchase the Contract as a non-tax  qualified  retirement plan for an individual or group ("Non-Qualified  Plan"). You may also purchase the Contract, on a group or individual  basis,  in connection with a retirement plan qualified under Section 401,  403(b),  408,  408A, or 457 of the Internal  Revenue Code of
1986, as amended.  These plans are sometimes  referred to in this  Prospectus as
"Qualified Plans."

THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS -- The Separate Account is divided
into  accounts  referred  to  as  Subaccounts.   See  "Separate  Account."  Each
Subaccount invests exclusively in shares of a corresponding Underlying Fund. You may allocate all or part of your purchase  payments to the Subaccounts.  Amounts that you allocate to the  Subaccounts  will increase or decrease in dollar value depending on the investment  performance  of the  Underlying  Fund in which such
Subaccount  invests.  You bear the  investment  risk for amounts  allocated to a
Subaccount.

FIXED ACCOUNT -- You may allocate all or part of your  purchase  payments to the
Fixed Account, which is part of the Company's General Account.  Amounts that you allocate  to  the  Fixed  Account  earn  interest  at  rates  determined  at the discretion of the Company and are guaranteed to be at least an effective  annual rate of 3% (or higher for certain  Contracts  issued  prior to January 4, 1999).
See "The Fixed Account."

PURCHASE PAYMENTS -- The minimum initial purchase payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated  Contract,  $25 for a Contract
funding a  Qualified  Plan and $2,500 for a single  purchase  payment  immediate annuity.  Thereafter,  you may  choose  the amount  and  frequency  of  purchase payments, except that the minimum subsequent purchase payment is $25. Subsequent purchase  payments are not permitted  for a single  purchase  payment  immediate annuity. See "Purchase Payments."

CONTRACT  BENEFITS -- You may transfer  Contract Value among the Subaccounts and to and from the Fixed Account,  subject to certain  restrictions as described in
"The Contract" and "The Fixed Account."

   At any time  before  the  Annuity  Commencement  Date,  you may  surrender  a
Contract  for  its  Withdrawal  Value,  and you may  make  partial  withdrawals, including  systematic  withdrawals,  from  Contract  Value,  subject  to certain
restrictions   described  in  "The  Fixed   Account."   See  "Full  and  Partial
Withdrawals" and "Federal Tax Matters" for more information  about  withdrawals, including  the 10%  penalty  tax  that may be  imposed  upon  full  and  partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract  provides for a death  benefit upon the death of the Owner prior to the Annuity Commencement Date. See "Death Benefit" for more information.  The
Contract  provides for several  Annuity  Options on either a variable  basis,  a fixed basis, or both. The Company  guarantees  annuity  payments under the fixed
Annuity Options. See "Annuity Period."

FREE-LOOK  RIGHT -- You may return the  Contract  within the  Free-Look  Period, which is generally a ten-day period beginning when you receive the Contract.  In this event,  the Company will refund to you purchase  payments  allocated to the
Fixed  Account  plus the  Contract  Value in the  Subaccounts  plus any  charges deducted  from  Contract  Value in the  Subaccounts.  The  Company  will  refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances where it is required to do so.

CHARGES AND  DEDUCTIONS  -- The Company does not deduct sales load from purchase payments  before  allocating  them to Contract  Value.  Certain  charges will be deducted in connection with the Contract as described below.

   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent  deferred sales charge (which may also be referred to as a  withdrawal  charge).  The  amount of the  withdrawal  charge  depends  on the
Contract  Year in which the  withdrawal  is made.  We will waive the  withdrawal charge on the first  withdrawal  in any Contract  Year after the first  Contract
Year,  to the extent that your  withdrawal  does not exceed the free  withdrawal amount. The free withdrawal amount in any Contract Year is 10% of Contract Value as of the date of the first  withdrawal in that Contract  Year.  You forfeit any free withdrawal  amount not used on the first withdrawal in a Contract Year. The withdrawal  charge does not apply to withdrawals of earnings.  The amount of the charge  will  depend  on the  Contract  Year in which  the  withdrawal  is made, according to the following schedule:

               =================================================
                                        WITHDRAWAL CHARGE
                                 -------------------------------
                                   THE        VARIFLEX CONTRACT-
               CONTRACT YEAR     CONTRACT      401(K) AND 408(K)
               -------------------------------------------------
                     1              8%               8%
                     2              7%               8%
                     3              6%               8%
                     4              5%               8%
                     5              4%               7%
                     6              3%               6%
                     7              2%               5%
                     8              1%               4%
                9 and later         0%               0%
               =================================================

   The amount of the withdrawal charge assessed against your Contract will never exceed  8% of  purchase  payments  paid  under the  Contract.  In  addition,  no withdrawal  charge will be assessed upon: (1) payment of death benefit proceeds;
(2) certain  systematic  withdrawals;  or (3) annuity  options  that provide for payments for life, or a period of at least seven years (five years for Contracts issued prior to January 4, 1999). Subject to insurance department approval,  the
Company will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been confined to a Hospital or Qualified  Skilled Nursing Facility
for 90 consecutive days or more.

   A different  withdrawal  charge schedule  applies if your Contract was issued after August 14, 2000,  under a Section  403(b)  retirement  plan sponsored by a
Texas  institution of higher education (as defined in the Texas Education Code).
See "Contingent Deferred Sales Charge."

   MORTALITY  AND EXPENSE RISK CHARGE.  The Company  deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.2% of each Subaccount's  average daily net assets.  See "Mortality and
Expense Risk Charge."

   ADMINISTRATION  CHARGE.  The Company will deduct from your Contract  Value an annual  administration charge of $30. The administration charge for the Variflex
Contract - 401(k) and 408(k) is the lesser of $30 or 2% of Contract  Value.  The charge will be deducted from the Contract Value in the Subaccounts and the Fixed
Account in the same  proportion that the Contract Value is allocated among those accounts. The Company does not assess the administration charge against Contract
Value which has been applied  under  Annuity  Options 1 through 4, 9 and 10. See
"Administration Charge."

   PREMIUM TAX CHARGE.  The Company  assesses a premium tax charge to  reimburse itself for any premium taxes that it incurs with respect to your Contract.  This charge will  usually be deducted on the Annuity  Commencement  Date or upon full withdrawal  if a premium tax was incurred by the Company and is not  refundable.
In Maine, the Company deducts the premium tax from purchase  payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be  subject  to a  premium  tax  charge  if a  premium  tax is  incurred  on the withdrawal by the Company and is not refundable.  The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%.

   OTHER  EXPENSES.  The Company  pays the  operating  expenses of the  Separate
Account. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying  Fund and are reflected in the net asset value of its shares. For a description of these charges and expenses,  see the prospectus for each Underlying Fund.

CONTACTING THE COMPANY -- You should direct all written requests,  notices,  and forms  required by the  Contract,  and any  questions  or  inquiries to Security
Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by
phone by calling (785) 438-3112 or 1-800-888-2461.

EXPENSE TABLE

   The  following  tables  describe the fees and expenses that you will pay when buying, owning, and surrendering that Contract.

================================================================================
CONTRACT OWNER TRANSACTION EXPENSES are fees an that you will pay when you purchase the Contract or make withdrawals from the
Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount
   withdrawn attributable to Purchase Payments)                         8%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay
periodically during the time that you own the Contract,
not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Annual Contract Fee                                                  $30(2)
--------------------------------------------------------------------------------
   Separate Account Annual Expenses
   (as a percentage of average Contract Value)
--------------------------------------------------------------------------------
     Annual Mortality and Expense Risk Charge                           1.20%
--------------------------------------------------------------------------------
     Total Separate Account Annual Expenses                             1.20%
--------------------------------------------------------------------------------
1  The amount of the contingent deferred sales charge is determined by reference to the Contract  Year in which the  withdrawal  is made.  Withdrawals  in the first Contract Year are subject to a charge of 8% declining to 0% in Contract
   Year 9 and later. The contingent  deferred sales charge schedule is different for the Variflex  Contract - 401(k) and 408(k) and for a Contract issued to a
   Participant   under  a  Section  403(b)   retirement  plan  sponsored  by  an
   institution of higher  education as defined in the Texas  Education Code. See
   "Full and Partial  Withdrawals"  and  "Contingent  Deferred Sales Charge" for
   more information.

2  The  annual  administration  charge  for the  Variflex  Contract - 401(k) and
   408(k) is the lesser of $30 or 2% of Contract Value.
================================================================================

The table below shows the minimum and maximum total operating  expenses  charged by the  Underlying  Funds.  You will pay the  expenses of the  Underlying  Funds corresponding  to the  Subaccounts  in which you invest during the time that you own the  Contract.  More  detail  concerning  each  Underlying  Fund's  fees and expenses is contained in its prospectus.

================================================================================
                                                             MINIMUM     MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)            0.58%       2.11%
--------------------------------------------------------------------------------
1  Expenses  deducted  from  Underlying  Fund assets  include  management  fees, distribution  fees,  service fees and other  expenses.  The maximum  expenses above represent the total annual  operating  expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual  operating  expenses of that Underlying Fund with the lowest total operating expenses.
================================================================================

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract  with the cost of investing in other  variable  annuity  contracts.
These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses.

   The Example  assumes  that you invest  $10,000 in the  Contract  for the time periods indicated. The Example also assumes that your investment has a 5% return each year and  assumes the  maximum  fees and  expense of any of the  Underlying
Funds.  Although  your  actual  costs may be  higher  or  lower,  based on these assumptions, your costs would be:

================================================================================
                                           1          3          5          10
VARIFLEX CONTRACT                         YEAR      YEARS      YEARS      YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period        $1,061     $1,582     $2,115     $3,604
--------------------------------------------------------------------------------
If you do not surrender your Contract       334      1,018      1,726      3,604
================================================================================

================================================================================
                                           1          3          5          10
VARIFLEX CONTRACT - 401(K) AND 408(K)     YEAR      YEARS      YEARS      YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period        $1,061     $1,770     $2,406     $3,604
--------------------------------------------------------------------------------
If you do not surrender your Contract       334      1,018      1,726      3,604
================================================================================

CONDENSED FINANCIAL INFORMATION

The following condensed financial  information presents accumulation unit values for each of the years in the ten-year period ended December 31, 2002, as well as ending accumulation units outstanding for Qualified and Non-Qualified  Contracts under the Subaccounts.

--------------------------------------------------------------------------------
                                                      QUALIFIED
                                      ------------------------------------------
                                                                 ACCUMULATION
                                      BEGINNING     END OF     UNITS OUTSTANDING
SUBACCOUNT                YEAR        OF PERIOD     PERIOD     AT END OF PERIOD
--------------------------------------------------------------------------------
Equity Subaccount         2002          $58.11      $43.58         8,030,694
                          2001           66.40       58.11         9,088,299
                          2000           77.04       66.40        10,078,355
                          1999           72.11       77.04        12,075,377
                          1998           58.19       72.11        11,996,953
                          1997           45.76       58.19        11,293,953
                          1996           37.75       45.76        10,310,079
                          1995           27.94       37.75         9,203,332
                          1994           28.75       27.94         7,723,910
                          1993           25.59       28.75         6,900,722
--------------------------------------------------------------------------------
Large Cap Value           2002           53.47       40.08         6,503,506
Subaccount                2001           57.34       53.47         7,427,804
                          2000           62.24       57.34         8,480,619
                          1999           61.86       62.24        12,276,284
                          1998           58.22       61.86        14,055,295
                          1997           46.58       58.22        15,086,547
                          1996           39.88       46.58        15,264,292
                          1995(b)        31.03       39.88        14,963,215
                          1994           32.37       31.03        14,312,801
                          1993           29.89       32.37        13,236,948
--------------------------------------------------------------------------------
Money Market              2002           21.87       21.87         1,855,254
Subaccount                2001           21.34       21.87         2,359,410
                          2000           20.38       21.34         2,127,226
                          1999           19.71       20.38         3,379,114
                          1998           18.97       19.71         3,068,671
                          1997           18.26       18.97         2,479,744
                          1996           17.59       18.26         3,252,140
                          1995           16.89       17.59         2,989,809
                          1994           16.48       16.89         3,578,026
                          1993           16.26       16.48         2,680,809
--------------------------------------------------------------------------------
Global Subaccount         2002           24.38       18.62        10,933,028
                          2001           28.12       24.38        11,806,980
                          2000           27.49       28.12        13,345,698
                          1999           18.11       27.49        12,753,536
                          1998           15.26       18.11        12,848,790
                          1997           14.51       15.26        12,804,601
                          1996           12.51       14.51        11,881,450
                          1995           11.42       12.51        10,236,349
                          1994           11.25       11.42         9,361,197
                          1993            8.65       11.25         5,863,967
--------------------------------------------------------------------------------
Diversified Income        2002           27.17       29.34         3,024,466
Subaccount                2001           25.66       27.17         2,412,919
                          2000           23.92       25.66         2,354,855
                          1999           25.16       23.92         3,698,583
                          1998           23.58       25.16         3,419,362
                          1997           21.69       23.58         3,446,850
                          1996           22.11       21.69         3,673,833
                          1995           18.87       22.11         3,912,046
                          1994           20.52       18.87         3,891,426
                          1993           18.44       20.52         3,731,587
--------------------------------------------------------------------------------
Large Cap Growth          2002            6.61        4.76         2,576,238
Subaccount                2001            7.91        6.61           808,629
                          2000(d)        10.00        7.91            24,399
--------------------------------------------------------------------------------
Enhanced Index            2002            8.50        6.47         2,027,920
Subaccount                2001            9.88        8.50         1,925,639
                          2000           11.14        9.88            53,493
                          1999(c)        10.00       11.14           564,455
--------------------------------------------------------------------------------
Mid Cap Growth            2002           38.63       26.92         7,046,647
Subaccount                2001           45.95       38.63         7,902,865
                          2000           39.83       45.95         9,476,967
                          1999           24.90       39.83         6,970,985
                          1998           21.37       24.91         6,781,176
                          1997           18.03       21.37         6,738,379
                          1996           15.46       18.03         5,563,881
                          1995           13.10       15.46         4,387,739
                          1994           13.97       13.10         3,947,047
                          1993           12.44       13.97         2,131,858
--------------------------------------------------------------------------------
Managed Asset             2002           16.18       14.45         2,075,682
Allocation                2001           17.25       16.18         2,258,069
Subaccount                2000           17.63       17.25         1,990,484
                          1999           16.26       17.63         2,289,208
                          1998           13.89       16.26         1,950,323
                          1997           11.87       13.89         1,057,271
                          1996           10.66       11.87           626,179
                          1995(a)        10.00       10.66           295,053
--------------------------------------------------------------------------------
Equity Income             2002           21.42       18.32         4,690,891
Subaccount                2001           21.40       21.42         4,369,075
                          2000           19.19       21.40         4,034,469
                          1999           18.83       19.19         5,492,102
                          1998           17.49       18.83         5,369,499
                          1997           13.78       17.49         4,135,375
                          1996           11.62       13.78         2,016,966
                          1995(a)        10.00       11.62           604,325
--------------------------------------------------------------------------------
High Yield                2002           12.48       12.38           910,926
Subaccount                2001           12.09       12.48           509,774
                          2000           12.43       12.09             2,576
                          1999           12.43       12.43            89,145
--------------------------------------------------------------------------------
Small Cap Value           2002           12.86       11.82         2,232,909
Subaccount                2001           10.65       12.86         2,165,394
                          2000(d)        10.00       10.65            22,150
--------------------------------------------------------------------------------
Social Awareness          2002           25.24       19.47         3,543,469
Subaccount                2001           29.38       25.24         3,950,615
                          2000           34.16       29.38         4,339,513
                          1999           29.50       34.16         4,298,149
                          1998           22.72       29.50         3,152,738
                          1997           18.75       22.72         2,531,119
                          1996           15.97       18.75         2,083,090
                          1995           12.65       15.97         1,615,845
                          1994           13.31       12.65         1,344,063
                          1993           12.04       13.31           993,233
--------------------------------------------------------------------------------
Mid Cap Value             2002           25.58       21.71         3,331,497
Subaccount                2001           23.29       25.58         3,062,821
                          2000           17.62       23.29            97,916
                          1999           14.89       17.62           577,404
--------------------------------------------------------------------------------
Main Street Growth        2002            7.95        6.34         2,277,964
and Income®               2001            8.95        7.95         1,812,239
Subaccount                2000(d)        10.00        8.95            28,963
--------------------------------------------------------------------------------
Small Cap Growth          2002           12.52        9.08         2,939,063
Subaccount                2001           17.57       12.52         3,216,970
                          2000           19.48       17.57            65,591
                          1999           10.31       19.48           992,293
--------------------------------------------------------------------------------
Select 25 Subaccount      2002            9.05        6.56         2,751,794
                          2001           10.17        9.05         2,961,348
                          2000           12.24       10.17            34,746
                          1999(c)        10.00       12.24         1,226,865
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NON-QUALIFIED
                                      ------------------------------------------
                                                                 ACCUMULATION
                                      BEGINNING     END OF     UNITS OUTSTANDING
SUBACCOUNT                YEAR        OF PERIOD     PERIOD     AT END OF PERIOD
--------------------------------------------------------------------------------
Equity Subaccount         2002          $58.09      $43.56         1,595,994
                          2001           66.37       58.09         1,816,980
                          2000           77.00       66.37         2,036,358
                          1999           72.07       77.00         2,537,119
                          1998           58.17       72.07         2,665,560
                          1997           45.74       58.17         2,652,767
                          1996           37.74       45.74         2,575,426
                          1995           27.92       37.74         2,306,163
                          1994           28.74       27.92         1,578,797
                          1993           25.58       28.74         1,483,618
--------------------------------------------------------------------------------
Large Cap Value           2002           53.43       40.04         1,491,376
Subaccount                2001           57.29       53.43         1,741,418
                          2000           62.18       57.29         2,055,288
                          1999           61.81       62.18         2,867,661
                          1998           58.17       61.81         3,323,526
                          1997           46.54       58.17         3,653,913
                          1996           39.84       46.54         3,721,884
                          1995(b)        31.00       39.84         3,669,299
                          1994           32.34       31.00         3,515,364
                          1993           29.87       32.34         3,262,600
--------------------------------------------------------------------------------
Money Market              2002           21.87       21.87           812,347
Subaccount                2001           21.34       21.87         1,092,929
                          2000           20.38       21.34         1,281,580
                          1999           19.71       20.38         1,790,781
                          1998           18.98       19.71         1,314,658
                          1997           18.26       18.98         1,089,550
                          1996           17.59       18.26         1,681,230
                          1995           16.89       17.59         1,469,153
                          1994           16.48       16.89         2,475,349
                          1993           16.26       16.48         1,913,212
--------------------------------------------------------------------------------
Global Subaccount         2002           24.38       18.62         2,357,360
                          2001           28.12       24.38         2,685,983
                          2000           27.49       28.12         3,288,694
                          1999           18.11       27.49         3,373,269
                          1998           15.26       18.11         3,724,722
                          1997           14.51       15.26         3,730,734
                          1996           12.51       14.51         3,484,411
                          1995           11.42       12.51         3,140,486
                          1994           11.25       11.42         2,803,304
                          1993            8.65       11.25         2,150,932
--------------------------------------------------------------------------------
Diversified Income        2002           27.15       29.31         1,017,325
Subaccount                2001           25.64       27.15           896,039
                          2000           23.90       25.64         1,003,346
                          1999           25.14       23.90         1,121,142
                          1998           23.56       25.14         1,321,999
                          1997           21.67       23.56         1,535,471
                          1996           22.09       21.67         1,377,342
                          1995           18.85       22.09         1,325,159
                          1994           20.50       18.85         1,392,830
                          1993           18.42       20.50         1,290,268
--------------------------------------------------------------------------------
Large Cap Growth          2002            6.61        4.76           668,076
Subaccount                2001            7.91        6.61           222,143
                          2000(d)        10.00        7.91           673,725
--------------------------------------------------------------------------------
Enhanced Index            2002            8.50        6.47           311,638
Subaccount                2001            9.88        8.50           302,681
                          2000           11.14        9.88         2,181,834
                          1999(c)        10.00       11.14           148,669
--------------------------------------------------------------------------------
Mid Cap Growth            2002           38.62       26.90         1,677,907
Subaccount                2001           45.93       38.62         1,933,000
                          2000           39.81       45.93         1,270,378
                          1999           24.89       39.81         1,930,663
                          1998           21.36       24.89         2,140,621
                          1997           18.03       21.36         2,019,008
                          1996           15.46       18.03         1,559,302
                          1995           13.09       15.46         1,248,987
                          1994           13.96       13.09         1,211,099
                          1993           12.44       13.96           610,801
--------------------------------------------------------------------------------
Managed Asset             2002           16.18       14.45           579,533
Allocation                2001           17.25       16.18           654,507
Subaccount                2000           17.63       17.25           687,389
                          1999           16.26       17.63           742,405
                          1998           13.89       16.26           739,827
                          1997           11.87       13.89           459,560
                          1996           10.66       11.87           374,276
                          1995(a)        10.00       10.66           226,555
--------------------------------------------------------------------------------
Equity Income             2002           21.42       18.32           970,790
Subaccount                2001           21.39       21.42         1,080,433
                          2000           19.18       21.39         1,046,838
                          1999           18.83       19.18         1,379,765
                          1998           17.48       18.83         1,427,599
                          1997           13.78       17.48         1,257,818
                          1996           11.62       13.78           710,206
                          1995(a)        10.00       11.62           234,242
--------------------------------------------------------------------------------
High Yield Subaccount     2002           12.48       12.38           332,234
                          2001           12.09       12.48           172,694
                          2000           12.43       12.09           301,772
                          1999           12.43       12.43            95,775
--------------------------------------------------------------------------------
Small Cap Value           2002           12.86       11.82           600,051
Subaccount                2001           10.65       12.86           601,352
                          2000(d)        10.00       10.65           231,015
--------------------------------------------------------------------------------
Social Awareness          2002           25.25       19.47           875,383
Subaccount                2001           29.41       25.25           992,868
                          2000           34.17       29.41         1,167,835
                          1999           29.51       34.17         1,188,307
                          1998           22.73       29.51         1,036,280
                          1997           18.75       22.73           904,831
                          1996           15.98       18.75           746,852
                          1995           12.66       15.98           612,235
                          1994           13.31       12.66           543,287
                          1993           12.04       13.31           389,861
--------------------------------------------------------------------------------
Mid Cap Value             2002           25.58       21.71           658,746
Subaccount                2001           23.29       25.58           703,426
                          2000           17.62       23.29         2,518,107
                          1999           14.89       17.62           189,495
--------------------------------------------------------------------------------
Main Street Growth        2002            7.95        6.34           444,894
and Income®               2001            8.95        7.95           426,747
Subaccount                2000(d)        10.00        8.95         1,268,805
--------------------------------------------------------------------------------
Small Cap Growth          2002           12.52        9.08           511,397
Subaccount                2001           17.57       12.52           806,870
                          2000           19.48       17.57         4,570,554
                          1999           10.31       19.48           319,874
--------------------------------------------------------------------------------
Select 25 Subaccount      2002            9.05        6.56           532,878
                          2001           10.17        9.05           609,728
                          2000           12.24       10.17         4,097,819
                          1999(c)        10.00       12.24           318,343
--------------------------------------------------------------------------------
(a)  Managed Asset Allocation and Equity Income  Subaccounts were first publicly offered on June 1, 1995.

(b)  Effective  June 1,  1995,  the  investment  objective  of Large  Cap  Value
     Subaccount  was  changed  from  seeking to provide  income  with  secondary emphasis on capital  appreciation  to seeking  long-term  growth of capital with  secondary  emphasis  on income and on January 2, 2001 the  investment objective was changed to seeking long-term growth of capital.

(c)  Accumulation  unit values for Enhanced Index and Select 25 Subaccounts  are for the period May 3, 1999 (the date first  publicly  offered)  to December
     31, 1999.

(d)  Accumulation  unit  values for Large Cap  Growth,  Small Cap Value and Main
     Street Growth and Income®  Subaccounts  are for the period May 1, 2000 (the date first publicly offered) to December 31, 2000.
--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS

SECURITY  BENEFIT  LIFE  INSURANCE  COMPANY -- The  Company is a life  insurance company  organized  under  the laws of the  State of  Kansas.  It was  organized originally as a fraternal  benefit society and commenced  business  February 22,
1892.  It became a mutual  life  insurance  company  under its  present  name on
January 2, 1950.

   On July 31, 1998, the Company  converted from a mutual life insurance company to a stock life  insurance  company  ultimately  controlled by Security  Benefit
Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership  interests in Security  Benefit  Mutual  Holding  Company as of that date,  and persons who acquire policies from the Company after that date  automatically  become members in the mutual holding company.

   The Company offers life insurance policies and annuity contracts,  as well as financial and retirement services. It is admitted to do business in the District of  Columbia,  and in all  states  except New York.  As of the end of 2002,  the
Company  had total  assets of  approximately  $7.8  billion.  Together  with its subsidiaries,  the Company has total funds  under  management  of  approximately
$10.7 billion.

   The Principal  Underwriter for the Contracts is Security  Distributors,  Inc.
("SDI"),  One  Security  Benefit  Place,  Topeka,  Kansas  66636-0001.   SDI  is
registered as a broker/dealer  with the SEC and is a wholly-owned  subsidiary of
Security Benefit Group,  Inc., a financial services holding company wholly owned by the Company.

PUBLISHED   RATINGS  --  The   Company   may  from  time  to  time   publish  in
advertisements,  sales  literature and reports to Owners,  the ratings and other information  assigned to it by one or more independent rating organizations such as A.M.  Best  Company and  Standard & Poor's.  The purpose of the ratings is to reflect the financial strength and/or  claims-paying  ability of the Company and should not be considered as bearing on the investment performance of assets held in the  Separate  Account.  Each year A.M.  Best Company  reviews the  financial status  of  thousands  of  insurers,  culminating  in the  assignment  of Best's
Ratings.  These ratings reflect their current opinion of the relative  financial strength and operating  performance of an insurance company in comparison to the norms of the life/health  insurance  industry.  In addition,  the  claims-paying ability of the  Company as  measured  by  Standard  & Poor's  Insurance  Ratings
Services may be referred to in  advertisements or sales literature or in reports to Owners.  These  ratings are  opinions  of an  operating  insurance  company's financial capacity to meet the obligations of its insurance and annuity policies in  accordance  with their  terms.  Such  ratings do not reflect the  investment performance  of the Separate  Account or the degree of risk  associated  with an investment in the Separate Account.

SEPARATE  ACCOUNT -- The Company  established the Separate  Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate  Account,  whether or not  realized,  are credited to or charged against  the assets of the  Separate  Account  without  regard to other  income, gains,  or losses of the Company.  Kansas law provides that assets in a separate account  attributable to the reserves and other  liabilities under the contracts may not be charged with  liabilities  arising from any other  business  that the insurance  company conducts if, and to the extent the contracts so provide.  The
Contract contains such a provision.  The Company owns the assets in the Separate
Account and is required to maintain sufficient assets in the Separate Account to meet all  Separate  Account  obligations  under the  Contracts.  The Company may transfer to its General  Account assets that exceed  anticipated  obligations of the Separate  Account.  All obligations  arising under the Contracts are general corporate  obligations of the Company.  The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts,  and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

   The  Contract  provides  that the income,  gains and  losses,  whether or not realized,  are credited to, or charged  against,  the assets of each  Subaccount without  regard to the income,  gains or losses in the other  Subaccounts.  Each
Subaccount invests exclusively in shares of a corresponding Underlying Fund. The
Company  may in the future  establish  additional  Subaccounts  of the  Separate
Account,  which may invest in other  Underlying  Funds or in other securities or investment vehicles.

   The Separate  Account is registered with the SEC as a unit  investment  trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the
SEC does not involve  supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING  FUNDS -- Each Underlying Fund is an open-end  management  investment company of the series  type and is  registered  with the SEC under the 1940 Act.
Such registration does not involve  supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

   Shares of the  Underlying  Funds  currently  are not publicly  traded  mutual funds.  They are  available  only as investment  options in variable  annuity or variable life insurance  policies issued by life insurance  companies or in some cases, through participation in certain qualified pension or retirement plans.

   Because  the  Underlying  Funds may  serve as  investment  vehicles  for both
variable  life  insurance   policies  and  variable  annuity  contracts  ("mixed
funding")  and  shares  of the  Underlying  Funds  also may be sold to  separate accounts of other insurance  companies  ("shared  funding"),  material conflicts could occur. The Company  currently does not foresee any disadvantages to Owners arising from either mixed or shared funding;  however, due to differences in tax treatment or other  considerations,  it is possible that the interests of Owners of various  contracts for which the Underlying  Funds serve as investment  media might at some time be in conflict.  However, the Company, each Underlying Fund's
Board of Directors,  and any other insurance  companies that  participate in the
Underlying  Funds  are  required  to  monitor  events in order to  identify  any material  conflicts  that arise  from mixed  and/or  shared  funding.  If such a conflict were to occur, the Company would take steps necessary to protect Owners
including   withdrawal  of  the  Separate  Account  from  participation  in  the
Underlying  Fund(s)  involved in the conflict.  This might force the  Underlying
Fund to sell securities at disadvantageous prices.

   A summary of the investment  objective of each of the Underlying Funds is set forth at the end of this  Prospectus.  We cannot assure that any Underlying Fund will  achieve its  objective.  More  detailed  information  is  contained in the
prospectus  of  each  Underlying  Fund,  including   information  on  the  risks
associated with its investments and investment techniques.

   Prospectuses for the Underlying Funds should be read in conjunction with this
Prospectus.

   The Company has entered  into  agreements  with the  Underlying  Funds and/or certain service providers to the Underlying Funds, such as an underwriter and/or
investment   adviser.   Under   these   agreements,   the  Company  or  Security
Distributors,  Inc. ("SDI") the underwriter of the Contract,  is compensated for providing  various  services to Owners of the Contract  and/or to the Underlying
Funds.  The  compensation  received  by the  Company  or SDI may  come  from the
Underlying Fund,  including  amounts paid under a Rule 12b-1 Plan adopted by the
Underlying Fund, or from one of the Underlying Fund's service providers.

   The services provided by the Company and/or SDI include,  but are not limited to, the following:  (i)  Administrative/Sub-Transfer  Agency  services,  such as maintaining  separate  records  of  each  Contract  Owner's  investment  in  the
Underlying  Funds,  disbursing  or crediting to Contract  Owners the proceeds of redemptions  of Underlying  Funds and providing  account  statements to Contract
Owners  showing  their  beneficial  investment  in the  Underlying  Funds;  (ii)
Shareholder  Services,  such as providing information regarding Underlying Funds to Contract Owners,  maintaining a call center to facilitate  answering Contract
Owner questions regarding the Underlying Funds and effecting transactions in the shares of Underlying Funds on behalf of Contract Owners;  and (iii) Distribution
Services,  such  as  distributing  prospectuses  for  the  Underlying  Funds  to prospective  Contract  Owners,  training  of  sales  personnel  and  such  other distribution  related services as an Underlying Fund may reasonably request. For
providing   Administrative/Sub-Transfer   Agency  services  and/or   Shareholder
Services,  the  compensation  which the  Company  receives  varies  based on the services being provided,  but is generally between 0.15% to 0.50% of the average net assets of the  Contract  invested  in the  Underlying  Fund.  For  providing
Distribution  Services,  the  compensation  which SDI receives is generally  not expected to exceed 0.25% of the average net assets of the  Contract  invested in the Underlying Fund.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this  Prospectus.  It is a flexible purchase payment deferred  variable annuity.  It is also available as a single  purchase  payment  immediate  variable  annuity.  To the extent that you allocate  all or a portion of your  purchase  payments to the  Subaccounts,  the
Contract is  significantly  different from a fixed annuity  contract in that you assume the risk of  investment  gain or loss under the Contract  rather than the
Company.  When you are ready to begin receiving annuity  payments,  the Contract provides  several  Annuity  Options  under which the Company  will pay  periodic annuity  payments on a variable  basis, a fixed basis or both,  beginning on the
Annuity  Commencement  Date.  The  amount  that will be  available  for  annuity payments will depend on the investment  performance of the  Subaccounts to which you have  allocated  purchase  payments  and the amount of interest  credited on
Contract Value that you have allocated to the Fixed Account.

   The Contract is available for purchase by an individual or group as a non-tax qualified retirement plan ("Non-Qualified  Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the  requirements  of Section 401,  403(b),  408,  408A,  or 457 of the Internal
Revenue Code  ("Qualified  Plan").  Certain federal tax advantages are currently available to retirement  plans that qualify as (1) pension,  profit-sharing  and
401(k) plans  established by an employer for the benefit of its employees  under
Section 401, including  self-employed  individuals'  retirement plans (sometimes called HR-10 and Keogh plans),  (2) traditional  and Roth individual  retirement accounts or annuities,  including  traditional  IRAs  established by an employer under a simplified  employees  pension  plan,  (3) SIMPLE IRA plans  established under  Section  408, (4) annuity  purchase  plans of public  school  systems and
certain   tax-exempt   organizations   under  Section  403(b)  or  (5)  deferred
compensation  plans  for  employees  established  by a unit of a state  or local government or by a tax-exempt  organization  under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing  the  Contract as an  investment  vehicle for a Qualified  Plan,  you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However,  the Contract does offer  features  and benefits in addition to  providing  tax deferral  that other  investments may not offer,  including  death benefit  protection for your beneficiaries  and annuity options which  guarantee  income for life. You should consult with your financial  professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

TYPES OF VARIFLEX  CONTRACTS --  Different  types of the Contract are offered by the Company  through  this  Prospectus.  The types of the  Contract  vary in the amount  and  timing of the  minimum  purchase  payments,  and in  various  other respects. The different types of the Contract are described below:

   SINGLE PURCHASE PAYMENT IMMEDIATE ANNUITY.  This type of Contract is used for an individual  where a single purchase payment has been allocated to provide for annuity payments to commence immediately.

   FLEXIBLE PURCHASE PAYMENT DEFERRED ANNUITY. This type of Contract is used for an  individual  where  periodic  purchase  payments  will be made  with  annuity payments to commence at a later date.

   GROUP FLEXIBLE  PURCHASE  PAYMENT  DEFERRED  ANNUITY  CONTRACT.  This type of
Contract is used when purchase  payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract,
Contract Value is established  for each  Participant for whom payments are being made and the benefit at retirement  will be determined by your Contract Value at that time.

   Under a Group Unallocated  Contract,  the purchase payments are not allocated to the individual Participants but are credited to the Contractowner's  account.
When a Participant  becomes entitled to receive payments under the provisions of the Plan,  the  appropriate  amount of Contract  Value may be  withdrawn  by the
Contractowner to provide the Participant with an annuity.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial  purchase  payment to the Company,  as well as any other form or information that the Company may require. The Company reserves the right to reject an  application or purchase  payment for any reason,  subject to the Company's  underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant  for which a Contract will be issued is age 80 (age 75 for Contracts issued in Florida). If there are Joint Owners or
Annuitants,  the maximum  issue age will be determined by reference to the older
Owner or Annuitant.

PURCHASE PAYMENTS -- The minimum initial purchase payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated  Contract,  $25 for a Contract
funding a  Qualified  Plan and  $2,500  for single  purchase  payment  immediate annuity.  Thereafter,  you may  choose  the amount  and  frequency  of  purchase payments,  except  that the  minimum  subsequent  purchase  payment is $25.  The
Company  does not permit  subsequent  purchase  payments  for a single  purchase payment immediate annuity. Total purchase payments exceeding $1 million will not be accepted without prior approval of the Company.

   The Company will apply the initial purchase payment not later than the end of the  second  Valuation  Date  after the  Valuation  Date it is  received  by the
Company;  provided that the purchase  payment is preceded or  accompanied  by an application  that contains  sufficient  information  to establish an account and properly credit such purchase payment.  The application form will be provided by the Company. If The Company does not receive a complete application, the Company will  notify  you that it does not have  the  necessary  information  to issue a
Contract.  If you do not provide the necessary information to the Company within five  Valuation  Dates  after  the  Valuation  Date on which the  Company  first receives the initial  purchase  payment or if the Company  determines  it cannot otherwise  issue the  Contract,  the Company  will  return the initial  purchase payment to you unless you consent to the Company  retaining the purchase payment until the application is made complete.

   The Company  will credit  subsequent  purchase  payments as of the end of the
Valuation Period in which they are received by the Company at its Administrative
Office.  Purchase payments after the initial purchase payment may be made at any time prior to the  Annuity  Commencement  Date,  so long as the Owner is living.
Subsequent  purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract,  you select the  Subaccounts  or the  Fixed  Account  to  which  purchase  payments  will be allocated.  Purchase  payments will be allocated  according to your instructions contained  in the  application  or more recent  instructions  received,  if any, except that no purchase  payment  allocation  is permitted  that would result in less than $25 per payment  being  allocated to any one  Subaccount  or the Fixed
Account.  The allocations must be a whole dollar or whole percentage.  Available allocation alternatives include the Subaccounts and the Fixed Account.

   You may change the purchase payment  allocation  instructions by submitting a proper written request to the Company's  Administrative  Office. A proper change in allocation  instructions will be effective upon receipt by the Company at its
Administrative  Office and will  continue in effect until you submit a change in instructions  to the  company.  You may make  changes in your  purchase  payment
allocation   and  changes  to  an  existing   Dollar  Cost  Averaging  or  Asset
Reallocation  Option by telephone provided the Telephone Transfer section of the application or the proper form is completed,  signed, and filed at the Company's
Administrative  Office.  Changes in the allocation of future  purchase  payments have no effect on existing Contract Value. You may,  however,  transfer Contract
Value among the  Subaccounts  and the Fixed  Account in the manner  described in
"Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity  Commencement Date, you may
dollar cost  average  your  Contract  Value by  authorizing  the Company to make periodic  transfers of Contract  Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which  securities are purchased at regular  intervals in fixed dollar amounts so that the cost of the  securities  gets  averaged  over time and possibly over various market cycles.  The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the  Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a
Subaccount's  Accumulation  Units  will  vary,  the  amounts  transferred  to  a
Subaccount  will result in the  crediting of a greater  number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts  transferred  from a  Subaccount  will result in a debiting of a greater number  of units  when the price is low and a lesser  number  of units  when the price is high.  Dollar cost  averaging does not guarantee  profits,  nor does it assure that you will not have losses.

   An Asset  Reallocation/Dollar  Cost Averaging form is available upon request.
On the form, you must designate  whether  Contract Value is to be transferred on the basis of a specific  dollar  amount,  fixed  period or  earnings  only,  the
Subaccount  or  Subaccounts  to and from which the transfers  will be made,  the desired  frequency  of the  transfers,  which may be on a monthly  or  quarterly basis,  and the length of time during which the transfers  shall continue or the total amount to be transferred over time.

   After the Company has received a Dollar Cost Averaging Request in proper form at its  Administrative  Office,  the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts  you have chosen.  The minimum amount that you may transfer  each month or quarter to any one  Subaccount  is $25. The Company will effect each transfer on the date you specify or if no date is specified,  on the monthly or quarterly anniversary,  whichever corresponds to the period selected, of the date of receipt at the  Administrative  Office of a Dollar Cost Averaging
Request in proper form.  Transfers  will be made until the total amount  elected has been  transferred,  or until  Contract  Value in the  Subaccount  from which transfers are made has been depleted.  Amounts  periodically  transferred  under this option are not currently subject to any transfer charges.

   You may instruct  the Company at any time to terminate  the option by written request to the  Company's  Administrative  Office.  In that event,  the Contract
Value in the Subaccount  from which  transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise.  If you wish to continue  transferring  on a dollar cost  averaging  basis after the expiration  of  the  applicable  period,  the  total  amount  elected  has  been transferred,  or the  Subaccount  has been  depleted,  or after the Dollar  Cost
Averaging Option has been canceled,  a new Dollar Cost Averaging Request must be completed and sent to the  Administrative  Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis)
before  reinstating  Dollar Cost Averaging  after it has been terminated for any reason.  The  Company  may  discontinue,  modify,  or suspend  the  Dollar  Cost
Averaging Option at any time.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET  REALLOCATION  OPTION -- Prior to the Annuity  Commencement  Date, you may
authorize the Company to automatically  transfer  Contract Value on a quarterly, semiannual or annual basis to maintain a particular  percentage allocation among the  Subaccounts.  The Contract Value  allocated to each Subaccount will grow or
decline  in  value  at  different  rates  during  the  selected  period.   Asset
Reallocation  automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly,  semiannual or annual basis,  as you select.  Asset  Reallocation  is intended to transfer  Contract Value from those
Subaccounts that have increased in value to those Subaccounts that have declined in value.  Over time,  this  method of  investing  may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this  option an Asset  Reallocation  Request in proper  form must be
received   by   the   Company   at   its   Administrative   Office.   An   Asset
Reallocation/Dollar  Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon  receipt of the Asset  Reallocation  Request,  the Company will effect a transfer or, in the case of a new Contract,  will allocate the initial  purchase payment,  among the Subaccounts based upon the percentages that you selected. If you are a participant in a group Contract  qualified under Internal Revenue Code
Section  401,  the Asset  Reallocation  Request  will be  effective on the first
Valuation  Date of the calendar  quarter  following  the receipt of the request.
Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly,  semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset  Reallocation  Request in proper form. The amounts  transferred  will be credited at the price of the  Subaccount as of the
end  of  the  Valuation  Date  on  which  the  transfer  is  effected.   Amounts
periodically  transferred  under this  option are not  currently  subject to any transfer charges.

   You may instruct the Company at any time to terminate  this option by written request to the  Company's  Administrative  Office.  In that event,  the Contract
Value in the  Subaccounts  that has not been  transferred  will  remain in those
Subaccounts  regardless  of the  percentage  allocation  unless you  instruct us otherwise.  If you  wish  to  continue  Asset  Reallocation  after  it has  been canceled, a new Asset  Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's  Administrative  Office.  The Company may discontinue, modify,  or  suspend,  and  reserves  the  right to  charge a fee for the  Asset
Reallocation Option at any time.

   Contract  Value  allocated to the Fixed  Account may be included in the Asset
Reallocation option, subject to certain restrictions described in "Transfers and
Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- Prior to the Annuity  Commencement  Date, you may
transfer Contract Value among the Subaccounts upon proper written request to the
Company's  Administrative  Office.  You may make transfers (other than transfers pursuant  to the  Dollar  Cost  Averaging  and Asset  Reallocation  Options)  by
telephone if the Telephone  Transfer  section of the  application or proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given  Subaccount.
The minimum  transfer  amount does not apply to transfers  under the Dollar Cost
Averaging or Asset Reallocation Options.

   You may also  transfer  Contract  Value  from the  Subaccounts  to the  Fixed
Account;  however,  transfers  from the Fixed  Account  to the  Subaccounts  are restricted as described in "The Fixed Account."

   The Company generally does not limit the frequency of transfers, although the
Company  reserves the right to limit the number of transfers to 14 in a Contract
Year.  Also,  the  Contract is not  designed for  professional  "market  timing"
organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers,  frequent transfers or transfers that are large in relation to the total  assets of the  Underlying  Fund.  These kinds of strategies and transfer  activities  are  disruptive to the Underlying  Funds in which the  Subaccounts  invest.  If the Company  determines  that your  transfer patterns  among the  Subaccounts  are disruptive to the  Underlying  Funds,  the
Company  may,  among  other  things,  restrict  the  availability  of  telephone transfers or other electronic transfers and may require that you submit transfer requests in writing via regular  U.S.  mail.  The Company  reserves the right to limit the size and frequency of transfers and to discontinue telephone and other electronic  transfers.  We may also refuse to act on transfer instructions of an agent  acting  under a power of attorney  who is acting on behalf of one or more owners.  Also,  certain of the Underlying  Funds may have in place limits on the number  of  transfers  permitted  in a  Contract  Year,  which  limits  are more restrictive than 14 per Contract Year.

CONTRACT  VALUE -- The  Contract  Value  is the sum of the  amounts  under  your
Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each  Valuation  Date,  the  amount of  Contract  Value  allocated  to any particular  Subaccount will be adjusted to reflect the investment  experience of that  Subaccount.  See  "Determination  of Contract Value." No minimum amount of
Contract Value is guaranteed.  You bear the entire  investment  risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION  OF CONTRACT  VALUE -- Your  Contract  Value will vary to a degree that depends upon  several  factors,  including  investment  performance  of the
Subaccounts  to which you have  allocated  Contract  Value,  payment of purchase payments, the amount of any outstanding Contract Debt, partial withdrawals,  and the charges assessed in connection with the Contract.  The amounts  allocated to the  Subaccounts  will be  invested  in shares of the  corresponding  Underlying
Funds.  The  investment  performance of a Subaccount  will reflect  increases or decreases in the net asset value per share of the corresponding  Underlying Fund and  any  dividends  or  distributions  declared  by the  Underlying  Fund.  Any dividends  or  distributions  from any  Underlying  Fund  will be  automatically reinvested in shares of the same Underlying Fund, unless the Company,  on behalf of the Separate Account, elects otherwise.

   Assets in the  Subaccounts  are divided into  Accumulation  Units,  which are accounting  units of measure  used to calculate  the value of a  Contractowner's interest in a Subaccount.  When you allocate  purchase payments to a Subaccount, your Contract is credited with  Accumulation  Units.  The number of Accumulation
Units to be credited is determined  by dividing the dollar  amount  allocated to the  particular  Subaccount by the price for the Subaccount as of the end of the
Valuation Period in which the purchase payment is credited.

   In addition, other transactions including loans, full or partial withdrawals, transfers,  and assessment of certain  charges  against the Contract  affect the number  of  Accumulation  Units  credited  to a  Contract.  The  number of units credited or debited in  connection  with any such  transaction  is determined by dividing  the dollar  amount of such  transaction  by the price of the  affected
Subaccount. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange ("NYSE"), normally 3:00 p.m. Central time.  Transactions  received  after  that  time on any  Valuation  Date will be effected at the Accumulation  Unit value  determined on the following  Valuation
Date. The price of each  Subaccount may be determined  earlier if trading on the
NYSE is restricted or as permitted by the SEC.

   The number of Accumulation  Units credited to a Contract shall not be changed by any subsequent  change in the value of an  Accumulation  Unit, but the dollar value of an  Accumulation  Unit may vary from  Valuation  Date to Valuation Date depending upon the investment  experience of the Subaccount and charges  against the Subaccount.

   The  price of each  Subaccount's  units  initially  was $10.  The  price of a
Subaccount  on any  Valuation  Date takes into  account the  following:  (1) the investment  performance  of the  Subaccount,  which is based upon the investment
performance  of  the  corresponding   Underlying  Fund,  (2)  any  dividends  or
distributions paid by the Underlying Fund, (3) the charges,  if any, that may be assessed  by  the  Company  for  taxes  attributable  to  the  operation  of the
Subaccount, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS -- A Contractowner may make a partial withdrawal of
Contract  Value,  or surrender the Contract for its Withdrawal  Value. A full or partial  withdrawal,  including  a  systematic  withdrawal,  may be  taken  from
Contract  Value at any time while the Owner is living  and  before  the  Annuity
Commencement  Date,  subject  to  limitations  under  the  applicable  plan  for
Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form  is  received  by  the  Company  at its  Administrative  Office.  A  proper
Withdrawal  Request  form must  include  the  written  consent of any  effective assignee or irrevocable Beneficiary, if applicable.

   The  proceeds  received  upon  a  full  withdrawal  will  be  the  Contract's
Withdrawal  Value. The Withdrawal Value is equal to the Contract Value as of the end of the  Valuation  Period during which a proper  Withdrawal  Request form is received  by the  Company at its  Administrative  Office,  less any  outstanding
Contract Debt,  any  applicable  withdrawal  charge,  a pro rata  administration charge and any uncollected premium taxes.

   The  Company  requires  the  signature  of  all  Owners  on any  request  for withdrawal,  and a guarantee  of all such  signatures  to effect the transfer or exchange of all or part of the Contract for another  investment.  The  signature guarantee  must be provided by an eligible  guarantor,  such as a bank,  broker, credit union,  national securities exchange or savings association.  The Company further  requires  that any request to  transfer or exchange  all or part of the
Contract for another  investment  be made upon a transfer  form  provided by the
Company which is available upon request.

   A partial  withdrawal  may be requested for a specified  percentage or dollar amount of Contract  Value. A request for a partial  withdrawal  will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient  Contract Value to meet the request.  Upon payment, the  Contract  Value will be reduced by an amount  equal to the  payment and any applicable  withdrawal  charge  and  premium  tax.  If a partial  withdrawal  is requested after the first Contract Year that would leave the Withdrawal Value in the  Contract  less than  $2,000,  the Company  reserves  the right to treat the partial  withdrawal as a request for a full  withdrawal.  For  Contracts  issued prior to January 4, 1999, if your withdrawal  exceeds 90% of Contract Value, the
Company may elect to treat your withdrawal as a full withdrawal.

   The Company will deduct the amount of a partial  withdrawal from the Contract
Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal in the same  proportion that the Contract
Value is allocated among the Subaccounts and the Fixed Account.

   A full or partial  withdrawal,  including  a  systematic  withdrawal,  may be subject to a withdrawal  charge if a  withdrawal  is made during the first eight
Contract  Years and may be subject  to a premium  tax  charge to  reimburse  the
Company  for any tax on  premiums  on a Contract  that may be imposed by various states and  municipalities.  The  Company  may deduct a pro rata  administration
charge  upon  a  full  withdrawal.   See  "Contingent  Deferred  Sales  Charge,"
"Administration Charge," and "Premium Tax Charge."

   A full or partial withdrawal,  including a systematic withdrawal,  may result in  receipt  of  taxable  income to the Owner  and,  if made  prior to the Owner attaining  age 59 1/2,  may be  subject  to a 10%  penalty  tax.  In the case of
Contracts  issued in connection with retirement plans that meet the requirements of Section  401(a),  403, 408 or 457 of the  Internal  Revenue  Code,  reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on  withdrawals.  For more  information,  see  "Restrictions  on
Withdrawals  from Qualified  Plans." The tax  consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to  receive  systematic  withdrawals  while the Owner is living  and  before the
Annuity  Commencement Date by sending a properly completed Request for Scheduled
Systematic  Payments  form to the  Company at its  Administrative  Office.  This option may be elected at any time after the first  Contract  Year, or during the first  Contract  Year,  if  Contract  Value  is  $40,000  or more at the time of election.  A Contractowner  may designate the systematic  withdrawal amount as a percentage of Contract Value allocated to the Subaccounts  and/or Fixed Account, as a  fixed  period,  as a  specified  dollar  amount,  as all  earnings  in the
Contract,  or based  upon the life  expectancy  of the  Owner or the Owner and a beneficiary.  A  Contractowner  also may designate the desired  frequency of the systematic  withdrawals,  which  may  be  monthly,  quarterly,  semiannually  or annually.  The  Contractowner  may stop or modify  systematic  withdrawals  upon proper written request received by the Company at its  Administrative  Office at least 30 days in advance of the requested date of termination or modification. A proper  request must include the written  consent of any  effective  assignee or irrevocable Beneficiary, if applicable.

   Each systematic  withdrawal must be at least $25. Upon payment, your Contract
Value  will be  reduced  by an amount  equal to the  payment  proceeds  plus any applicable  withdrawal  charge and premium tax. Any systematic  withdrawal  that equals or exceeds the Withdrawal Value will be treated as a full withdrawal.  In no event will payment of a systematic  withdrawal  exceed the Withdrawal  Value.
The Contract will automatically  terminate if a systematic withdrawal causes the
Contract's Withdrawal Value to equal zero.

   The  Company  will  effect each  systematic  withdrawal  as of the end of the
Valuation Period during which the withdrawal is scheduled.  The deduction caused by the systematic  withdrawal,  including any applicable withdrawal charge, will be allocated from the Contractowner's  Contract Value in the Subaccounts and the
Fixed Account,  as directed by the  Contractowner.  If a Contractowner  does not specify the  allocation,  the  systematic  withdrawal  will be deducted from the
Contract Value in the  Subaccounts  and the Fixed Account in the same proportion that the  Contract  Value is  allocated  among  the  Subaccounts  and the  Fixed
Account.

   Systematic  withdrawals  generally are subject to any  applicable  withdrawal charges. Systematic withdrawals may be made without a withdrawal charge provided that you  have not made a free  withdrawal  during  the  Contract  Year and your systematic  withdrawals  do not exceed an amount  determined as follows:  10% of
Contract Value as of the Valuation Date the first systematic  withdrawal request is received during the Contract Year.  Systematic  withdrawals  that exceed this amount are subject to any applicable withdrawal charge.

   The Company  may, at any time,  discontinue,  modify,  or suspend  systematic withdrawals.  You should consider carefully the tax consequences of a systematic withdrawal,  including  the 10% penalty tax which may be imposed on  withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period,  which is  generally a ten-day  period  beginning  when you receive the  Contract.  The
Company  will then deem void the  returned  Contract  and will refund to you any purchase payments  allocated to the Fixed Account plus the Contract Value in the
Subaccounts  as of the end of the  Valuation  Period  during  which the returned
Contract is received by the Company.  The Company will refund purchase  payments allocated  to the  Subaccounts  rather than  Contract  Value in those states and circumstances that require it to do so.

DEATH BENEFIT -- If the Owner (or Annuitant if you purchased your Contract prior to January 4, 1999) dies prior to the  Annuity  Commencement  Date,  the Company will pay the death benefit  proceeds to the Designated  Beneficiary upon receipt of due  proof of the  Owner's  (or if  applicable,  the  Annuitant's)  death and instructions regarding payment to the Designated Beneficiary. If there are Joint
Owners,  the death benefit proceeds will be payable upon receipt of due proof of death of either Owner prior to the Annuity  Commencement  Date and  instructions regarding payment.

   If the  surviving  spouse  of the  deceased  Owner  is  the  sole  Designated
Beneficiary, such spouse may elect to continue the Contract in force, subject to certain  limitations.  See  "Distribution  Requirements."  If the Owner is not a
natural person,  the death benefit  proceeds will be payable upon receipt of due proof of death of the  Annuitant  prior  to the  Annuity  Commencement  Date and instructions  regarding  payment.  Additionally,  if the  Owner is not a natural person,  the amount of the death  benefit will be based on the age of the oldest
Annuitant on the date the Contract was issued.  If the death of the Owner occurs on or after the Annuity  Commencement Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

   The  death  benefit  proceeds  will  be  the  death  benefit  reduced  by any outstanding  Contract Debt and any  uncollected  premium tax. If an Owner (or if applicable,  the Annuitant) dies during the  Accumulation  Period and the age of each Owner (or Annuitant) was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:

o  The sum of all  Purchase  Payments,  less any  reductions  caused by previous withdrawals,

o  The Contract Value on the date due proof of death and instructions  regarding payment are received by the Company, or

o  The stepped-up death benefit.

The stepped-up death benefit is:

o  The  largest  death  benefit  on any  Contract  anniversary  that is an exact multiple of six and occurs prior to the oldest Owner (or if  applicable,  the
   Annuitant) attaining age 76, plus

o  Any Purchase Payments made since the applicable Contract anniversary, less

o  Any withdrawals since the applicable anniversary.

For  Contracts in effect for six Contract  Years or more as of May 1, 1991,  the
Contract  anniversary  immediately  preceding  May 1, 1991,  is deemed to be the sixth  Contract  anniversary  for purposes of determining  the stepped-up  death benefit.

   If an Owner (or if  applicable,  an Annuitant)  dies during the  Accumulation
Period and the age of any Owner (or Annuitant) was 76 or greater on the date the
Contract was issued, the death benefit will be the greater of:

o  The Contract Value on the date due proof of death and instructions  regarding payment are received by the Company at its Administrative Office, or

o  Total purchase payments reduced by any partial withdrawals.

   The death benefit  proceeds will be paid to the  Designated  Beneficiary in a single sum or under one of the  Annuity  Options,  as elected by the  Designated
Beneficiary.  If the Designated Beneficiary is to receive annuity payments under an Annuity  Option,  there may be limits under  applicable law on the amount and duration  of  payments  that  the  Beneficiary  may  receive,  and  requirements respecting timing of payments.  A tax adviser should be consulted in considering
Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a
discussion of the tax consequences in the event of death.

   DEATH  BENEFIT  FOR  CERTAIN  FLORIDA  RESIDENTS.  If you were a resident  of
Florida and purchased your Contract prior to January 4, 1999, your death benefit is as follows.  If the  Annuitant  is 75 or younger as of the date of his or her death,  the  death  benefit  is the  greatest  of:  (1) the sum of all  purchase payments  reduced by any partial  withdrawals;  (2) the Contract Value as of the date due proof of death and instructions  regarding  payment are received by the
Company at its  Administrative  Office; or (3) the largest Contract Value on any
Contract  anniversary  that is an  exact  multiple  of  six,  less  any  partial withdrawals  since that  anniversary.  If the Annuitant is 76 or older as of the date of his or her death, the death benefit is the Contract Value as of the date due  proof of death and  instructions  regarding  payment  are  received  by the
Company at its Administrative Office, less any applicable withdrawal charge. The
Company currently waives the withdrawal charge applicable to the death benefit.

   DEATH  BENEFIT FOR GROUP  UNALLOCATED  CONTRACTS.  The death  benefit under a group  unallocated  contract  is  determined  by  reference  to the terms of the
Qualified Plan. The  Contractowner  must inform the Company of the amount of the death  benefit,  and its payment  will be treated as a partial  withdrawal.  The
Company will not impose a withdrawal  charge upon such a withdrawal  and it will not be considered a free withdrawal under the Contract.

DISTRIBUTION   REQUIREMENTS   --  For  Contracts   issued  in  connection   with
Non-Qualified  Plans,  the federal tax laws require that the Company pay a death benefit  upon the  death of the  Owner,  and the  Company  will do so under  all
Contracts,  including  those issued prior to January 4, 1999.  If the  surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue  this  Contract in force  until the  earliest of the  spouse's death or the Annuity Commencement Date or receive the death benefit proceeds.

   For any  Designated  Beneficiary  other than a surviving  spouse,  only those options may be chosen that  provide for  complete  distribution  of such Owner's interest in the  Contract  within  five years of the death of the Owner.  If the
Designated  Beneficiary is a natural person, that person alternatively can elect to begin receiving  annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy.  If the Owner of the Contract is not a natural person,  these  distribution  rules are applicable upon the death of or a change in the primary Annuitant.

   For Contracts  issued in connection  with Qualified  Plans,  the terms of the particular  Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on  distributions  following the death of the Owner or  Annuitant.  Because the rules  applicable  to Qualified  Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- For Contracts issued currently,  if the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract.
The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named,  the Company will  designate the Owner as Annuitant.
On the  death  of  the  Annuitant  after  the  Annuity  Commencement  Date,  any guaranteed  payments remaining unpaid will continue to be paid to the Designated
Beneficiary  pursuant to the Annuity  Option in force at the date of death.  See
"Death  Benefit"  for a  discussion  of the  death  benefit  in the event of the
Annuitant's death for Contracts issued prior to January 4, 1999.

CHARGES AND DEDUCTIONS

CONTINGENT  DEFERRED  SALES CHARGE -- The Company does not deduct sales  charges from purchase payments before  allocating them to your Contract Value.  However, except as set forth below,  the Company may assess a contingent  deferred  sales charge  (which  may also be  referred  to as a  withdrawal  charge) on a full or
partial  withdrawal,  including  systematic  withdrawals,   depending  upon  the
Contract Year in which the withdrawal is made.

   The Company will waive the withdrawal  charge on the first  withdrawal in any
Contract Year after the first Contract Year, to the extent that such  withdrawal does not exceed the Free Withdrawal  amount.  The Free Withdrawal  amount in any
Contract  Year is equal  to 10% of  Contract  Value as of the date of the  first withdrawal in that Contract  Year.  You forfeit any Free  Withdrawal  amount not used on the first withdrawal in a Contract Year. The withdrawal charge generally applies to the amount of any withdrawal that exceeds the Free Withdrawal amount.

   If your Contract is funding a charitable remainder trust, the free withdrawal is available  beginning in the first  Contract  Year,  and you may make periodic free  withdrawals  provided that the total free withdrawals in any Contract Year do not exceed the Free Withdrawal amount discussed above.

   For Group Unallocated  Contracts,  the free withdrawal is available after the first Contract  Year.  The first  withdrawal in each calendar month under such a
Contract is free to the extent that total free  withdrawals in any Contract Year do not exceed 10% of Contract Value as of the beginning of that Contract Year.

   The  withdrawal  charge does not apply to  withdrawals  of earnings.  For the purpose of determining any withdrawal  charge, the Company deems any withdrawals that are  subject  to the  withdrawal  charge  to be made  first  from  purchase payments and then from earnings.  Free Withdrawal amounts do not reduce purchase payments for the purpose of determining future withdrawal charges. The amount of the charge  will depend on the  Contract  Year in which the  withdrawal  is made according to the following schedule:

               =================================================
                                        WITHDRAWAL CHARGE
                                 -------------------------------
                                   THE        VARIFLEX CONTRACT-
               CONTRACT YEAR     CONTRACT     401(K) AND 408(K)
               -------------------------------------------------
                     1             8%                8%
                     2             7%                8%
                     3             6%                8%
                     4             5%                8%
                     5             4%                7%
                     6             3%                6%
                     7             2%                5%
                     8             1%                4%
                9 and later        0%                0%
               =================================================

   In no event  will the  amount of any  withdrawal  charge,  when added to such charge  previously  assessed  against any amount  withdrawn  from the  Contract, exceed  8% of  purchase  payments  paid  under the  Contract.  In  addition,  no withdrawal  charge will be imposed upon: (1) payment of death benefit  proceeds;
or (2) annuity  options that  provide for  payments for life,  or a period of at least 7 years (5 years if you purchased your Contract prior to January 4, 1999).
Subject to insurance  department  approval,  the withdrawal  charge also will be waived on a full or  partial  withdrawal  if the Owner  has been  confined  to a hospital or qualified  skilled nursing facility for 90 consecutive days or more.
See "Waiver of Withdrawal Charge." The Company will assess the withdrawal charge against the  Subaccounts  and the Fixed  Account in the same  proportion  as the withdrawal proceeds are allocated.

   The Company  pays sales  commissions  to  broker-dealers  and other  expenses associated with the promotion and sales of the Contracts.  The withdrawal charge is designed to reimburse  the Company for these  costs,  although it is expected that  actual  expenses  will be greater  than the amount of the  charge.  To the extent that all sales expenses are not recovered from the charge,  such expenses may be recovered from other charges,  including amounts derived  indirectly from the charge for mortality and expense risk.  Broker-dealers may receive aggregate commissions  of up to 6% of  aggregate  purchase  payments  and an annual  trail commission of up to 0.25% of Contract  Value.  The Company also may pay override payments, expense allowances,  bonuses, wholesaler fees and training allowances.
Registered  representatives  earn commissions from the broker-dealers with which they are affiliated  and such  arrangements  will vary. In addition,  registered representatives  may be  eligible,  under  programs  adopted  by the  Company to receive  non-cash  compensation  such as  expense-paid  due diligence  trips and educational  seminars.  No  compensation  will be  offered  to the  extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.

WITHDRAWAL  CHARGE  FOR  CERTAIN  TEXAS  PARTICIPANTS  --  Notwithstanding   the
withdrawal charges set forth above, if your Contract was issued after August 14,
2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher  education  (as defined in the Texas  Education  Code),  your  withdrawal charge schedule is as follows:

                      ===================================
                      CONTRACT YEAR     WITHDRAWAL CHARGE
                      -----------------------------------
                            1                  7%
                            2                  7%
                            3                  6%
                            4                  5%
                            5                  4%
                            6                  3%
                            7                  2%
                       8 and later             0%
                      ===================================

WAIVER OF WITHDRAWAL  CHARGE -- The Company will waive the withdrawal  charge in the event of  confinement  to a  hospital  or  nursing  facility,  provided  the following  conditions  are met:  (1) the  Contractowner  has been  confined to a
"hospital" or "qualified skilled nursing facility" (as defined on page 3) for at least  90  consecutive  days  prior  to the  date  of the  withdrawal;  (2)  the
Contractowner  is so confined when the Company  receives the waiver  request and became so confined  after the date the Contract was issued;  and (3) the request for waiver submitted to the Company is accompanied by a properly completed claim form which may be obtained from the Company and a written physician's  statement acceptable  to  the  Company  certifying  that  such  confinement  is a  medical necessity and is due to illness or infirmity.

   The  Company  reserves  the  right to have the  Contractowner  examined  by a physician of its choice and at its expense to determine if the  Contractowner is eligible for a waiver.  The waiver is not  available in certain  states  pending department  of  insurance  approval.  If the  waiver  is later  approved  by the insurance  department  of a  state,  the  Company  intends  to make  the  waiver available to all  Contractowners in that state at that time, but there can be no assurance that the waiver will be approved.  Prospective  Contractowners  should contact their agent concerning availability of the waiver in their state.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under  the  Contract.  The  charge  is equal to an  annual  rate of 1.2% of each
Subaccount's average daily net assets. This amount is intended to compensate the
Company for certain  mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

   The expense risk is the risk that the  Company's  actual  expenses in issuing and  administering  the Contract and operating the Subaccounts will be more than the charges assessed for such expenses.  The mortality risk borne by the Company is the risk that  Annuitants,  as a group,  will live longer than the  Company's actuarial  tables predict.  In this event,  the Company  guarantees that annuity payments will not be affected by a change in mortality  experience  that results in the payment of greater  annuity income than assumed under the Annuity Options in the Contract.  The Company also assumes a mortality  risk in connection  with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and  administrative  expenses,  but the Company may realize a loss to the extent the charge is not  sufficient.  the Company may use any  profit  derived  from this  charge for any  lawful  purpose,  including distribution expenses.

ADMINISTRATION  CHARGE -- The Company  will deduct from your  Contract  Value an administration  charge of $30 (or if less, 2% of Contract Value for the Variflex
Contract - 401(k) and 408(k)). The administration charge is not assessed against
Contract  Value that has been applied under  Annuity  Options 1 through 4, 9 and
10. The Company deducts the administration  charge annually,  but will waive the charge if your Contract  Value is $25,000 or more, and your Contract has been in force  eight or more  years,  as of that  date.  The  Company  will  deduct  the administration  charge from your Contract Value in the same  proportion that the
Contract Value is allocated among the Subaccounts.

   The Company will deduct a pro rata administration charge upon:

o  A full withdrawal of Contract Value

o  Payment of a death benefit

o  The Annuity  Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected

o  The first deduction of the administration  charge if the Contract has been in force for less than a full calendar year

The  purpose  of this  charge  is to  reimburse  the  Company  for the  expenses associated with  administration of the Contract.  The Company does not expect to profit from this charge.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums received by insurance  companies on annuity contracts.  Whether or not a premium tax is imposed  will depend  upon,  among  other  things,  the Owner's  state of residence,  the Annuitant's  state of residence,  and the insurance tax laws and the Company's  status in a particular  state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a
Contract.   The  Company   generally   deducts  this  charge  upon  the  Annuity
Commencement  Date or upon  full or  partial  withdrawal  if a  premium  tax was incurred and is not  refundable.  In Maine,  the Company deducts the premium tax from purchase payments applied to a Non-Qualified Plan. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently  range from 0% to 3.5%,  but are  subject to change by a  governmental entity.

OTHER CHARGES -- The Company may charge the Separate  Account or the Subaccounts for the  federal,  state,  or  local  taxes  incurred  by the  Company  that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or  acquisition  costs under the Contract.  No such charge is currently assessed.  See "Tax Status of Security  Benefit and the  Separate  Account"  and
"Charge for Security Benefit Taxes."

VARIATIONS  IN  CHARGES  -- The  Company  may  reduce or waive the amount of the contingent deferred sales charge and administration  charge for a Contract where the expenses  associated with the sale of the Contract or the administrative and maintenance  costs  associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the
Contract  is sold in  connection  with a group  or  sponsored  arrangement.  The
Company  may also  reduce or waive the  contingent  deferred  sales  charge  and administration  charge on Contracts  sold to  directors,  officers and bona fide full-time  employees of the Company and its affiliated  companies;  the spouses, grandparents,  parents,  children,  grandchildren and sibling of such directors, officers and employees and their spouses;  and  salespersons  (and their spouses and  minor  children)  who are  licensed  with  the  Company  to  sell  variable annuities.

GUARANTEE  OF CERTAIN  CHARGES  -- The  Company  guarantees  that the charge for mortality  and  expense  risks  will not  exceed an annual  rate of 1.2% of each
Subaccount's  average  daily net assets and the  administration  charge will not exceed $30 per year.

UNDERLYING  FUND EXPENSES -- Each Subaccount of the Separate  Account  purchases shares  at the net  asset  value  of the  corresponding  Underlying  Fund.  Each
Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the  Underlying  Fund.  These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding  Underlying Fund. As a result, the Owner indirectly bears a pro rata  portion  of such  fees  and  expenses.  The  advisory  fees and  other expenses,  if any,  which are more fully  described  in each  Underlying  Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity  Commencement Date at the time of application.
If you  purchase a single  purchase  payment  immediate  annuity,  your  annuity payments will commence  immediately.  Otherwise,  your Annuity Commencement Date may not be prior to the third annual Contract Anniversary (ninth annual Contract
Anniversary for Contracts issued in Oregon after August 31, 1999) and may not be deferred  beyond the  Annuitant's  95th  birthday  (90th  birthday for Contracts issued prior to January 4, 1999).  The terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity  Commencement  Date, the Annuity  Commencement Date
will be the later of the Annuitant's  65th birthday or the tenth annual Contract
Anniversary.  See "Selection of an Option." If there are Joint  Annuitants,  the birthdate of the older  Annuitant  will be used to determine the latest  Annuity
Commencement Date.

   On the Annuity  Commencement  Date,  the proceeds  under the Contract will be applied to provide an annuity  under one of the options  described  below.  Each option is available in two  forms--either as a variable annuity for use with the
Subaccounts or as a fixed annuity for use with the Fixed Account.  A combination variable and fixed annuity is also  available.  Variable  annuity  payments will fluctuate with the investment  performance of the applicable  Subaccounts  while fixed annuity payments will not. Unless you direct  otherwise,  proceeds derived from Contract Value allocated to the  Subaccounts  will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed
Account  will be applied to purchase a fixed  annuity.  The  proceeds  under the
Contract will be equal to your Contract Value in the  Subaccounts  and the Fixed
Account as of the Annuity  Commencement  Date, reduced by any applicable premium taxes,  any outstanding  Contract Debt, and for Options 1 through 4, 9 and 10, a pro rata administration charge.

   The Contracts provide for several Annuity Options. The Company may make other
Annuity Options available upon request. Although Options 1 through 10 may not be described,  or are numbered  differently,  in some Contracts,  the Company makes these  Options  available  to all  Contractowners,  except  that Option 9 is not available  under certain forms of the Contract.  Annuity  payments under Annuity
Options 1 through  4, 9 and 10 are based upon  annuity  rates that vary with the
Annuity Option selected.  In the case of Options 1 through 4 and 10, the annuity rates will vary based on the age and sex of the  Annuitant,  except  that unisex rates are available  where  required by law. The annuity rates reflect your life expectancy  based  upon your age as of the  Annuity  Commencement  Date and your gender,  unless unisex rates apply. The annuity rates are based upon the 1983(a)
mortality  table and are adjusted to reflect an assumed  interest  rate of 3.5%, compounded  annually.  In the case of  Options 5 through 8 as  described  below, annuity  payments are based upon Contract Value without regard to annuity rates.
If no Annuity  Option has been  selected,  annuity  payments will be made to the
Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under
Option 2.

   Annuity  Options 1 through 4 and 10 provide for  annuity  payments to be made during the lifetime of the Annuitant.  Annuity payments under such options cease in the  event  of the  Annuitant's  death,  unless  the  option  provides  for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater
for  shorter  guaranteed  periods  and  less  for  longer  guaranteed   periods.
Similarly,  payments  will be  greater  for life  annuities  than for  joint and survivor annuities,  because payments for life annuities are expected to be made for a shorter period.

   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $50
($25 for Contracts issued prior to January 4,1999). If the frequency of payments selected would result in payments of less than $50 (or $25 if  applicable),  the
Company reserves the right to change the frequency.

   You may designate or change an Annuity  Commencement Date, Annuity Option, or
Annuitant,  provided  proper  written  notice is  received by the Company at its
Administrative  Office at least 30 days prior to the Annuity  Commencement  Date set forth in the  Contract.  The date  selected as the new Annuity  Commencement
Date must be at least 30 days after the date written notice  requesting a change of Annuity Commencement Date is received at the Company's Administrative Office.

   Once annuity  payments have commenced  under Annuity  Options 1 through 4 and
10, an Annuitant or Owner cannot change the Annuity Option and cannot  surrender his or her annuity  and receive a lump sum  settlement  in lieu  thereof.  Under
Annuity  Options 5 through 8, full or partial  withdrawals may be made after the
Annuity  Commencement  Date,  subject to any applicable  withdrawal  charge. The
Contract  specifies  annuity  tables for Annuity  Options 1 through 4, 9 and 10, described  below.  The tables contain the guaranteed  minimum dollar amount (per
$1,000  applied) of the FIRST  annuity  payment for a variable  annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS --

   OPTION 1 -- LIFE INCOME.  Periodic  annuity  payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's  death occurred prior to the due date of the second annuity  payment,  two if death occurred prior to the due date of the third annuity  payment,  etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS
GUARANTEED  UNDER  THIS  OPTION.  PAYMENTS  WILL  CEASE  UPON  THE  DEATH OF THE
ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE  INCOME WITH  GUARANTEED  PAYMENTS OF 5, 10, 15 OR 20 YEARS.
Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant,  payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the
Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

   OPTION 3 -- LIFE WITH  INSTALLMENT  REFUND OPTION.  Periodic annuity payments will be made during the lifetime of the  Annuitant  with the promise that, if at the death of the  Annuitant,  the number of payments  that has been made is less than the number  determined by dividing the amount  applied under this Option by the amount of the first annuity  payment,  annuity payments will continue to the
Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR.  Periodic  annuity payments will be made during the lifetime of either  Annuitant.  It is possible  under this Option for only one annuity  payment to be made if both Annuitants died prior to the second annuity  payment due date,  two if both died prior to the third annuity  payment due  date,  etc.  AS IN THE CASE OF  OPTION  1,  THERE IS NO  MINIMUM  NUMBER OF
PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST
SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD.  Periodic annuity payments will be made for a fixed  period,  which may be from 5 to 20 years,  as  elected  by the
Owner,  with the guarantee  that, if, at the death of all  Annuitants,  payments have been made for less than the selected  fixed period,  the  remaining  unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT.  Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants,  all guaranteed payments have  not yet been  made,  the  remaining  unpaid  payments  will be paid to the
Designated Beneficiary.

   OPTION 7 -- DEPOSIT OPTION.  The amount due under the Contract on the Annuity
Commencement Date may be left on deposit with the Company in its General Account with  interest at the rate of not less than 2% per year.  Interest  will be paid annually,  semiannually,  quarterly or monthly as you elect.  This Option is not available under Contracts used in connection with Qualified Plans.

   OPTION 8 -- AGE  RECALCULATION.  Periodic annuity payments will be made based upon the  Annuitant's  life  expectancy,  or the joint  life  expectancy  of the
Annuitant and his or her beneficiary,  at the Annuitant's  attained age (and the beneficiary's  attained or adjusted age, if applicable)  each year. The payments are  computed by  reference to  government  actuarial  tables and are made until
Contract Value is exhausted. Upon the Annuitant's death, any Contract Value will be paid to the Designated Beneficiary.

   OPTION 9 -- PERIOD  CERTAIN.  Periodic  annuity  payments  will be made for a stated period which may be 5, 10, 15, or 20 years,  as elected by the Owner.  If the Annuitant dies prior to the end of the period,  the remaining  payments will be made to the Designated Beneficiary.

   OPTION 10 -- JOINT AND CONTINGENT SURVIVOR OPTION.  Periodic annuity payments will be made  during the life of the  primary  Annuitant.  Upon the death of the primary Annuitant,  payments will be made to the contingent Annuitant during his or her life.  If the  contingent  Annuitant  is not living upon the death of the primary Annuitant,  no payments will be made to the contingent Annuitant.  It is possible  under  this  Option  for only one  annuity  payment to be made if both
Annuitants  died prior to the second annuity  payment due date, two if both died prior to the third  annuity  payment due date,  etc. AS IN THE CASE OF OPTIONS 1
AND 4, THERE IS NO MINIMUM  NUMBER OF  PAYMENTS  GUARANTEED  UNDER THIS  OPTION.
PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE
NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the  Contract  which are used to  calculate  variable  annuity  payments  for
Annuity Options 1 through 4, 9 and 10 are based on an "assumed interest rate" of
3 1/2%,  compounded  annually.  Variable annuity payments  generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable  Subaccounts  during the interim period  adjusted for the assumed interest rate. If the  performance  of the  Subaccount  selected is equal to the assumed  interest  rate,  the  annuity  payments  will remain  constant.  If the performance of the  Subaccounts  is greater than the assumed  interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity  payments will decline.  A higher assumed interest rate would mean a higher  initial  annuity  payment  but the amount of the annuity  payment  would increase  more slowly in a rising  market (or the amount of the annuity  payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

SELECTION OF AN OPTION -- You should  carefully  review the Annuity Options with your  financial  or tax  advisers.  For  Contracts  used  in  connection  with a
Qualified Plan, reference should be made to the terms of the particular plan and the  requirements  of  the  Internal  Revenue  Code  for  pertinent  limitations respecting  annuity  payments and other matters.  For instance,  Qualified Plans generally  require  that  annuity  payments  begin no later  than April 1 of the calendar year  following the year in which the Annuitant  reaches age 70 1/2. In addition,  under  Qualified  Plans,  the period  elected  for receipt of annuity payments  under  Annuity  Options  (other than Life Income)  generally may be no longer than the joint life  expectancy of the Annuitant and  beneficiary  in the year that the Annuitant  reaches age 70 1/2, and must be shorter than such joint life  expectancy if the  beneficiary is not the  Annuitant's  spouse and is more than ten years younger than the Annuitant.  For Non-Qualified Plans, the Company does not allow  annuity  payments to be  deferred  beyond the  Annuitant's  95th birthday (90th birthday for Contracts issued prior to January 4, 1999).

THE FIXED ACCOUNT

   You may  allocate  all or a portion of your  purchase  payments  and transfer
Contract  Value to the Fixed  Account.  Amounts  allocated to the Fixed  Account become part of the  Company's  General  Account,  which  supports the  Company's insurance and annuity obligations.  The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other  jurisdictions  in which the Contract is distributed.  In  reliance on certain  exemptive  and  exclusionary  provisions, interests in the Fixed Account have not been registered as securities  under the
Securities  Act of 1933 (the  "1933  Act") and the  Fixed  Account  has not been registered as an investment  company  under the  Investment  Company Act of 1940
(the "1940  Act").  Accordingly,  neither the Fixed  Account  nor any  interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act.
The  Company has been  advised  that the staff of the SEC has not  reviewed  the disclosure in this Prospectus  relating to the Fixed Account.  This  disclosure, however,  may be subject  to  certain  generally  applicable  provisions  of the federal  securities laws relating to the accuracy and completeness of statements made in the  Prospectus.  This  Prospectus  is generally  intended to serve as a disclosure  document  only for  aspects of a  Contract  involving  the  Separate
Account and contains only selected information  regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

   Amounts  allocated to the Fixed Account become part of the General Account of the Company,  which consists of all assets owned by the Company other than those in the Separate Account and other separate  accounts of the Company.  Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract  Value  allocated to the Fixed Account earns  interest at a fixed  rate or rates that are paid by the  Company.  The  Contract  Value in the
Fixed  Account  earns  interest at an interest  rate that is guaranteed to be at least an  annual  effective  rate of 3% which  will  accrue  daily  ("Guaranteed
Rate").  Such  interest  will  be  paid  regardless  of  the  actual  investment experience of the Fixed Account. In addition,  the Company may in its discretion pay interest at a rate ("Current  Rate") that exceeds the  Guaranteed  Rate. The
Company will determine the Current Rate, if any, from time to time.

   Contract  Value  allocated  or  transferred  to the Fixed  Account  will earn interest at the  Current  Rate,  if any,  in effect on the date such  portion of
Contract Value is allocated or transferred to the Fixed Account.  Contract Value allocated  or  transferred  to the  Fixed  Account  at one  point in time may be credited with a different  Current Rate than amounts allocated or transferred to the Fixed Account at another point in time.  For example,  amounts  allocated to the Fixed  Account in June may be credited  with a different  current  rate than amounts allocated to the Fixed Account in July. Therefore,  at any time, various portions of your Contract Value in the Fixed Account may be earning  interest at different  Current  Rates  depending  upon the point in time such  portions were allocated or transferred to the Fixed Account.  The Company bears the investment risk for the  Contract  Value  allocated  to the Fixed  Account  and for  paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

   For purposes of  determining  the  interest  rates to be credited on Contract
Value in the  Fixed  Account,  withdrawals,  loans or  transfers  from the Fixed
Account will be deemed to be taken from  purchase  payments  and Contract  Value allocated  to the Fixed  Account on a first in,  first out basis.  Any  interest attributable  to such  amounts  shall be deemed to be taken before the amount of the purchase payment or other Contract Value allocated to the Fixed Account. For more information about transfers and withdrawals from the Fixed Account, see the discussion  of the Fixed  Account  options  below.  For more  information  about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals
From the Fixed Account."

DEATH  BENEFIT -- The death benefit under the Contract will be determined in the same  fashion for a Contract  that has  Contract  Value  allocated  to the Fixed
Account as for a Contract that has Contract Value allocated to the  Subaccounts.
See "Death Benefit."

CONTRACT  CHARGES -- Premium taxes,  withdrawal  charges and the  administration charge will be the same for  Contractowners  who allocate  purchase  payments or transfer  Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts. The charge for mortality and  expense  risks will not be  assessed  against  the Fixed  Account,  and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or  indirectly  the  investment  advisory  fees and  operating  expenses  of the
Underlying Funds to the extent Contract Value is allocated to the Fixed Account;
however,  you also will not  participate  in the  investment  experience  of the
Subaccounts.

TRANSFERS AND  WITHDRAWALS  FROM THE FIXED  ACCOUNT -- You may transfer  amounts from the  Subaccounts  to the Fixed  Account  and from the Fixed  Account to the
Subaccounts,  subject to the  following  limitations.  Transfers  from the Fixed
Account are limited in a Contract Year to not more than the greatest of:

1.  $5,000,

2.  one-third of the Contract  Value  allocated to the Fixed Account at the time of the first transfer from the Fixed Account in the Contract Year, or

3.  120% of the amount  transferred  from the Fixed Account  during the previous
    Contract Year.

The Company  reserves the right for a period of time to allow transfers from the
Fixed  Account in amounts  that  exceed  the  limits  set forth  above  ("Waiver
Period").  In any Contract Year following such a Waiver Period, the total dollar amount that may be  transferred  from the Fixed  Account is the greatest of: (1)
above;  (2)  above;  or (3)  120%  of the  lesser  of:  (i)  the  dollar  amount transferred  from the Fixed Account in the previous  Contract  Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract Year under the transfer provisions above absent the Waiver Period.

   The  minimum  amount  that you may  transfer  from the Fixed  Account  to the
Subaccounts  is the  lesser  of (i) $500 or (ii) the  amount of  Contract  Value allocated to the Fixed Account. Transfer of Contract Value pursuant to the Asset
Reallocation  Option is not  currently  subject  to any  minimums.  The  minimum transfer under the Dollar Cost Averaging Option is $25. The Company reserves the right to limit the  number  of  transfers  permitted  each  Contract  Year to 14 transfers and to limit the amount that may be subject to transfer.

   You may also make full or partial  withdrawals  to the same  extent as if you had allocated Contract Value to the Subaccounts.  However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan  Account.  See  "Full and  Partial  Withdrawals"  and  "Systematic
Withdrawals." In addition,  to the same extent as  Contractowners  with Contract
Value in the  Subaccounts,  the Owner of a Contract  used in  connection  with a
Qualified  Plan  may  obtain  a loan if so  permitted  under  the  terms  of the
Qualified Plan. See "Loans."

PAYMENTS  FROM THE FIXED  ACCOUNT -- Full and partial  withdrawals,  loans,  and transfers  from the Fixed  Account may be delayed  for up to six months  after a written request in proper form is received by the Company at its  Administrative
Office. During the period of deferral,  interest at the applicable interest rate or rates will  continue to be credited  to the  amounts  allocated  to the Fixed
Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Contractowner is the person named as such in the application or in  any  later  change  shown  in  the  Company's  records.  While  living,  the
Contractowner  alone has the right to receive  all  benefits  and  exercise  all rights  that  the  Contract  grants  or  the  Company  allows,  subject  to  any limitations  under your Qualified Plan. The Owner may be an entity that is not a living person such as a trust or corporation  referred to herein as "Non-natural
Persons." See "Federal Tax Matters."

   JOINT  OWNERS.  The  Joint  Owners  will be  joint  tenants  with  rights  of survivorship  and upon the death of an Owner,  the surviving  Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION  AND CHANGE OF  BENEFICIARY  -- The  Designated  Beneficiary  is the
person having the right to the death benefit,  if any, payable upon the death of the  Owner  or  Joint  Owner  (or  if  applicable,  the  Annuitant)  during  the
Accumulation  Period.  The  Designated  Beneficiary  is the first  person on the following  list who is alive  on the  date of  death of the  Owner or the  Joint
Owner:  the Owner;  the Joint  Owner;  the Primary  Beneficiary;  the  Secondary
Beneficiary;  the  Annuitant;  or if none of the above are  alive,  the  Owner's estate.  If you purchased your Contract prior to January 4, 1999, the Designated
Beneficiary  is the first person on the following  list who is alive on the date of death of the Annuitant: the Primary Beneficiary, the Secondary Beneficiary or
if none of the above are alive, the Annuitant's  estate. The Primary Beneficiary is the individual  named as such in the application or any later change shown in the Company's records.  Careful  consideration  should be given to the manner in which the  Contract is  registered,  as well as the  designation  of the Primary
Beneficiary.  The Contractowner  may change the Primary  Beneficiary at any time while the  Contract  is in force by  written  request on forms  provided  by the
Company and  received by the Company at its  Administrative  Office.  The change will not be binding on the  Company  until it is  received  and  recorded at its
Administrative  Office.  The change will be effective as of the date the form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary  Beneficiary may be designated.
The Owner may designate a permanent  Beneficiary whose rights under the Contract cannot be changed without his or her consent.

   Reference should be made to the terms of a particular  Qualified Plan and any applicable  law for any  restrictions  or  limitations  on the  designation of a
Beneficiary.  Many qualified  plans do not allow the  designation of any primary beneficiary  except a spouse  unless  the  spouse  consents  and the  consent is witnessed by a plan representative or a Notary Public.

DIVIDENDS  -- The  Contract  may share in the surplus  earnings of the  Company.
However,  the current dividend scale is zero and the Company does not anticipate that dividends  will be paid.  Certain states will not permit the Contract to be issued as a dividend-paying policy.

PAYMENTS  FROM THE SEPARATE  ACCOUNT -- The Company will pay any full or partial withdrawal  benefit or death benefit  proceeds from Contract Value  allocated to the  Subaccounts,  and will  effect a  transfer  between  Subaccounts  or from a
Subaccount  to the Fixed  Account  on the  Valuation  Date a proper  request  is received  at the  Company's  Administrative  Office.  However,  the  Company can
postpone  the  calculation  or payment of such a payment or  transfer of amounts from the  Subaccounts to the extent  permitted  under  applicable  law, which is currently permissible only for any period:

o  During  which the NYSE is closed  other than  customary  weekend  and holiday closings,

o  During which trading on the NYSE is restricted as determined by the SEC,

o  During which an emergency,  as  determined by the SEC,  exists as a result of which  (i)  disposal  of  securities  held  by the  Separate  Account  is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o  For such other  periods as the SEC may by order permit for the  protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS  -- If you  misstate  the age or sex of an  Annuitant or age of an
Owner,  the correct  amount paid or payable by the  Company  under the  Contract shall be such as the Contract  Value would have  provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract  issued in connection with a retirement plan that is qualified  under Section 403(b) of the Internal  Revenue Code, you may borrow money under your Contract  using the Contract Value as the only security for the loan.  You may  obtain a loan by  submitting  a proper  written  request  to the
Company.  A loan  must be taken  prior to the  Annuity  Commencement  Date.  The minimum  loan that may be taken is  $1,000  ($500  for  Contracts  issued in New
Jersey).  The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1)  $50,000  reduced by the excess of: (a) the  highest outstanding loan balance within the preceding  12-month period ending on the day before the date the loan is made; over (b) the  outstanding  loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts  issued under a 403(b)
Plan  subject to the  Employee  Retirement  Income  Security  Act of 1974).  The
Internal  Revenue Code requires  aggregation  of all loans made to an individual employee  under a single  employer  plan.  However,  since  the  Company  has no information concerning outstanding loans with other providers,  we will only use information  available  under  annuity  contracts  issued by us, and you will be responsible  for  determining  your loan  limits  considering  loans  from other providers.  Reference  should be made to the terms of your particular  Qualified
Plan for any additional loan restrictions.

   When an  eligible  contractowner  takes a loan,  Contract  Value in an amount equal to the loan amount is transferred  from the  Subaccounts  and/or the Fixed
Account into an account called the "Loan Account." Amounts allocated to the Loan
Account  earn 3%,  the  minimum  rate of  interest  guaranteed  under  the Fixed
Account. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.

   Interest  will be charged  for the loan and will  accrue on the loan  balance from the effective  date of any loan. The loan interest rate will be 5% (5.5% if your Contract was issued prior to January 4, 1999).  Because the Contract  Value maintained  in the Loan  Account  (which  will earn 3%) will  always be equal in amount to the outstanding loan balance, the net cost of a loan is 2%.

   Loans  must be repaid  within  five  years,  unless the loan is to be used to acquire your principal  residence,  in which case the loan must be repaid within
30 years.  You must make loan repayments on at least a quarterly  basis, and you may prepay your loan at any time.  Upon receipt of a loan  payment,  the Company will transfer  Contract  Value from the Loan Account to the Fixed Account and/or the Subaccounts  according to your current instructions with respect to purchase payments  in an amount  equal to the  amount by which the  payment  reduces  the amount of the loan outstanding.

   If you do not make any required  loan payment  within 30 days of the due date for loans with a monthly  repayment  schedule  or within 90 days of the due date for loans with a  quarterly  repayment  schedule,  your total  outstanding  loan balance will be deemed to be in default for tax reporting  purposes.  The entire loan  balance,  with any  accrued  interest,  will be  reported as income to the
Internal  Revenue  Service  ("IRS").  The  Company  may  agree to  extend  these deadlines for late payments within any limits imposed by IRS regulations. Once a loan has gone into default,  regularly  scheduled payments will not be accepted.
No new loans will be allowed while a loan is in default.  Interest will continue to  accrue  on a loan in  default.  Contract  Value  equal to the  amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or  after  the  Contractowner  attains  age 59  1/2.  The  Contract  will  be automatically  terminated if the  outstanding  loan balance on a loan in default equals or exceeds the Withdrawal  Value.  The proceeds from the Contract will be used to repay the debt and any  applicable  withdrawal  charge.  Because  of the adverse  tax  consequences  associated  with  defaulting  on a loan,  you should carefully  consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

   While the amount to secure the loan is held in the Loan  Account,  you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account.  Outstanding Contract Debt will reduce the amount of proceeds paid  upon  full  withdrawal,  upon  payment  of the  death  benefit,  and  upon annuitization.  In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

   In the event that you elect to  exchange  your  Contract  for a  contract  of another  company,  you need to either pay off your loan prior to the exchange or incur tax  consequences  in that you will be deemed to have  received  a taxable distribution in the amount of the outstanding loan balance.

   You should consult with your tax adviser on the effect of a loan.

   Loans are not  available in certain  states  pending  department of insurance approval.  If loans are later  approved by the insurance  department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that  state at that  time,  but there can be no  assurance  that  loans  will be approved.  Prospective  Contractowners  should  contact  their agent  concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally,  a Qualified Plan
may not provide for the distribution or withdrawal of amounts  accumulated under the Plan until after a fixed number of years,  the attainment of a stated age or
upon  the  occurrence  of  a  specific  event  such  as  hardship,   disability,
retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal,  as described in this Prospectus,  unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular  Qualified  Plan, the Internal  Revenue Code and other  applicable law for any limitation or  restriction  on  distributions  and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution  from a Qualified Plan before the  participant  reaches age 59 1/2.
See the discussion under "Tax Penalties."

   Section   403(b)  imposes   restrictions   on  certain   distributions   from
tax-sheltered  annuity contracts meeting the requirements of Section 403(b). The restrictions  apply to tax years beginning on or after January 1, 1989.  Section
403(b) requires that distributions from Section 403(b)  tax-sheltered  annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction  agreement begin only after you (i) reach age 59 1/2, (ii) have a severance from  employment,  (iii) die, (iv) become  disabled,  or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988  attributable to such  contributions.  Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the  distribution.  You should be aware that Internal Revenue
Service  regulations do not allow you to make any  contributions  to your 403(b)
annuity contract for a period of six months after a hardship distribution.

   If you own a Contract  purchased as a Section  403(b)  tax-sheltered  annuity contract,  you will not be  entitled  to make a full or partial  withdrawal,  as described in this  Prospectus,  in order to receive  proceeds  from the Contract attributable to your  contributions  under a salary  reduction  agreement or any gains  credited to such Contract after December 31, 1988 unless one of the above conditions has been satisfied.  In the case of transfers of amounts  accumulated in a different  Section 403(b)  contract to this Contract under a Section 403(b)
program,  the  withdrawal  constraints  described  above  would not apply to the amount  transferred to the Contract  designated as attributable to your December
31,  1988  account  balance  under  the  old  contract,   provided  the  amounts
transferred  between  contracts  qualified  as a  tax-free  exchange  under  the
Internal  Revenue Code. You may be able to transfer your  Contract's  Withdrawal
Value to certain  other  investment  alternatives  meeting the  requirements  of
Section  403(b)  that  are  available  under  your  employer's   Section  403(b)
arrangement.

   The  distribution  or  withdrawal  of amounts  under a Contract  purchased in connection  with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant  and in some  instances may also result in a penalty tax.
Therefore,  you should carefully consider the tax consequences of a distribution or withdrawal  under a Contract and you should  consult a competent tax adviser.
See "Federal Tax Matters."

RESTRICTIONS  UNDER  THE  TEXAS  OPTIONAL  RETIREMENT  PROGRAM  -- If you  are a
Participant in the Texas Optional Retirement  Program,  your Contract is subject to  restrictions  required under the Texas  Government  Code. In accordance with those restrictions,  you will not be permitted to make withdrawals prior to your retirement,  death or termination of employment in a Texas public institution of higher education.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by
individuals  and  groups  as  a  non-tax  qualified   retirement  plan  and  for
individuals  and groups which are  Qualified  Plans under the  provisions of the
Internal  Revenue Code ("Code").  The ultimate effect of federal income taxes on the amounts  held under a Contract,  on annuity  payments,  and on the  economic benefits to the Owner,  the Annuitant,  and the  Beneficiary or other payee will depend  upon the type of  retirement  plan,  if any,  for which the  Contract is purchased,  the tax and  employment  status of the  individuals  involved  and a number of other factors. The discussion contained herein and in the Statement of
Additional  Information  is  general  in  nature  and is not  intended  to be an exhaustive  discussion  of all questions  that might arise in connection  with a
Contract.  It is based upon the Company's  understanding  of the present federal income  tax  laws as  currently  interpreted  by the  Internal  Revenue  Service
("IRS"),  and is not intended as tax advice. No representation is made regarding the likelihood of  continuation of the present federal income tax laws or of the current  interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely.  Moreover, no attempt has been made to consider any applicable  state or other laws.  Because of the inherent  complexity of the tax laws and the  fact  that tax  results  will  vary  according  to the  particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should  consult  with a qualified  tax adviser  regarding  the purchase of a
Contract,  the selection of an Annuity  Option under a Contract,  the receipt of annuity payments under a Contract or any other transaction involving a Contract.
THE  COMPANY  DOES NOT MAKE ANY  GUARANTEE  REGARDING  THE TAX STATUS OF, OR TAX
CONSEQUENCES  ARISING  FROM,  ANY  CONTRACT  OR ANY  TRANSACTION  INVOLVING  THE
CONTRACT.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT --

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the  Company,  the Company  will be  responsible  for any federal income  taxes that become  payable  with  respect to the income of the  Separate
Account and its Subaccounts.

   CHARGE FOR SECURITY BENEFIT TAXES. A charge may be made for any federal taxes incurred by the Company  that are  attributable  to the  Separate  Account,  the
Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments,  premiums,  or acquisition  costs under the Contracts.
The Company will review the question of a charge to the  Separate  Account,  the
Subaccounts  or the  Contracts for the  Company's  federal  taxes  periodically.
Charges may become  necessary if, among other reasons,  the tax treatment of the
Company or of income and expenses  under the Contracts is ultimately  determined to be other  than what the  Company  currently  believes  it to be, if there are changes made in the federal  income tax  treatment of variable  annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws,  the Company may incur state and local taxes (in addition
to  premium  taxes)  in  several  states.  At  present,   these  taxes  are  not
significant.  If there is a  material  change in  applicable  state or local tax laws,  the  Company  reserves  the right to charge the  Separate  Account or the
Subaccounts  for such taxes,  if any,  attributable  to the Separate  Account or
Subaccounts.

   DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the
Code prescribing  asset  diversification  requirements for investment  companies whose shares are sold to insurance  company  separate  accounts funding variable contracts.  Pursuant  to these  regulations,  on the  last day of each  calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one  investment,  no more than 70% may be  represented  by any two  investments,  no more  than 80% may be represented by any three investments, and no more than 90% may be represented by any four  investments.  For purposes of Section  817(h),  securities of a single issuer  generally  are treated as one  investment  but  obligations  of the U.S.
Treasury and each U.S.  Governmental  agency or  instrumentality  generally  are treated as securities of separate  issuers.  The Separate  Account,  through the
Underlying  Funds,  intends to comply with the  diversification  requirements of
Section 817(h).

   In  certain  circumstances,  owners  of  variable  annuity  contracts  may be considered  the owners,  for federal  income tax purposes,  of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate  account  assets would be includable in the variable contractowner's  gross  income.  The IRS has stated in published  rulings that a variable  contractowner  will be considered the owner of separate account assets if the contractowner  possesses  incidents of ownership in those assets, such as the  ability to  exercise  investment  control  over the  assets.  The  Treasury
Department  also  announced,  in  connection  with the  issuance of  regulations concerning  diversification,  that those  regulations  "do not provide  guidance concerning the  circumstances  in which investor control of the investments of a segregated  asset  account may cause the  investor  (i.e.,  the  contractowner), rather than the insurance  company,  to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments  to  particular  subaccounts  without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

   The  ownership  rights under the  Contract  are similar to, but  different in certain  respects  from,  those  described by the IRS in rulings in which it was determined that  policyowners  were not owners of separate  account assets.  For example,  the  Contractowner has additional  flexibility in allocating  purchase payments and Contract Values.  These differences could result in a Contractowner being  treated as the owner of a pro rata  portion of the assets of the Separate
Account.  In  addition,  the Company  does not know what  standards  will be set forth, if any, in the  regulations or rulings which the Treasury  Department has stated it expects to issue. The Company  therefore  reserves the right to modify the Contract,  as it deems  appropriate,  to attempt to prevent a  Contractowner from  being  considered  the  owner of a pro rata  share  of the  assets  of the
Separate  Account.  Moreover,  in the event  that  regulations  or  rulings  are adopted,  there can be no assurance  that the  Underlying  Funds will be able to operate as currently  described in the Prospectus,  or that the Underlying Funds will not have to change their investment objective or investment policies.

INCOME  TAXATION OF ANNUITIES IN  GENERAL--NON-QUALIFIED  PLANS -- Section 72 of
the Code governs the taxation of annuities.  In general,  a Contractowner is not taxed on  increases  in value  under an  annuity  contract  until  some  form of distribution is made under the contract.  However,  the increase in value may be subject to tax currently under certain  circumstances.  See "Contracts  Owned by
Non-Natural  Persons" and  "Diversification  Standards."  Withholding of federal income  taxes on all  distributions  may be required  unless a recipient  who is eligible  elects not to have any amounts  withheld  and  properly  notifies  the
Company of that election.

   SURRENDERS  OR  WITHDRAWALS  PRIOR TO THE  ANNUITY  COMMENCEMENT  DATE.  Code
Section 72 provides  that amounts  received  upon a total or partial  withdrawal
(including  systematic  withdrawals)  from  a  Contract  prior  to  the  Annuity
Commencement  Date  generally will be treated as gross income to the extent that the cash value of the Contract  immediately  before the  withdrawal  (determined without  regard to any  surrender  charge  in the case of a partial  withdrawal)
exceeds the  "investment in the  contract." The  "investment in the contract" is that  portion,  if any,  of  purchase  payments  paid under a Contract  less any distributions  received previously under the Contract that are excluded from the recipient's  gross income.  The taxable  portion is taxed at ordinary income tax rates.  For  purposes  of this rule,  a pledge or  assignment  of a contract  is treated as a payment received on account of a partial withdrawal of a Contract.

   SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY  COMMENCEMENT  DATE. Upon a
complete surrender,  the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

   For fixed annuity payments,  the taxable portion of each payment generally is determined by using a formula known as the "exclusion  ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract.  That ratio is then applied to each payment to determine the non-taxable portion of the payment.  The remaining portion of each payment is taxed at ordinary income rates.  For variable annuity payments,  the taxable  portion of each payment is determined by using a formula known as the "excludable  amount," which establishes the non-taxable  portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the  investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable.  Once the excludable  portion of annuity  payments  to date equals the  investment  in the
Contract, the balance of the annuity payments will be fully taxable.

   PENALTY TAX ON CERTAIN  SURRENDERS AND  WITHDRAWALS.  With respect to amounts withdrawn or distributed  before the taxpayer  reaches age 59 1/2, a penalty tax is imposed  equal to 10% of the portion of such amount  which is  includable  in gross income.  However,  the penalty tax is not applicable to  withdrawals:  (i)
made  on or  after  the  death  of the  owner  (or  where  the  owner  is not an individual,  the  death  of  the  "primary  annuitant,"  who is  defined  as the individual  the events in whose life are of primary  importance in affecting the timing and amount of the payout under the Contract);  (ii)  attributable  to the taxpayer's  becoming  totally  disabled  within  the  meaning  of  Code  Section
72(m)(7);  (iii)  which are part of a series  of  substantially  equal  periodic payments  (not  less  frequently  than  annually)  made  for the  life  (or life expectancy)  of the taxpayer,  or the joint lives (or joint life  expectancy) of the taxpayer and his or her beneficiary;  (iv) from certain qualified plans; (v)
under a so-called  qualified  funding asset (as defined in Code Section 130(d));
(vi) under an immediate  annuity  contract;  or (vii) which are  purchased by an employer on termination  of certain types of qualified  plans and which are held by the employer until the employee separates from service.

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified  (other than by reason of death or  disability),  the tax for the first year in which the modification occurs will be increased by an amount (determined by the  regulations)  equal to the tax that would have been imposed but for item
(iii) above,  plus interest for the deferral period,  if the modification  takes place (a) before  the close of the  period  which is five years from the date of the first  payment and after the taxpayer  attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

   DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract  must provide the following two  distribution  rules:  (a) if any owner dies on or after the Annuity  Commencement  Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death;
and (b) if any owner  dies  before the  Annuity  Commencement  Date,  the entire interest in the Contract must generally be  distributed  within five years after the  date  of  death,  or,  if  payable  to a  designated  beneficiary,  must be annuitized  over the life of that  designated  beneficiary  or over a period not extending beyond the life expectancy of that beneficiary,  commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased  owner,  the Contract  (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

   Generally,  for purposes of determining when  distributions  must begin under the foregoing rules, where an owner is not an individual,  the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner.  Finally,  in the case of joint  owners,  the distribution-at-death  rules will be applied by treating  the death of the first owner  as the  one to be  taken  into  account  in  determining  generally  when distributions  must  commence,  unless the sole  Designated  Beneficiary  is the deceased owner's spouse.

   GIFT OF ANNUITY CONTRACTS.  Generally,  gifts of non-tax qualified  Contracts prior to the  Annuity  Commencement  Date  will  trigger  tax on the gain on the
Contract,  with the donee getting a stepped-up  basis for the amount included in the donor's  income.  The 10%  penalty tax and gift tax also may be  applicable.
This  provision  does not apply to  transfers  between  spouses or incident to a divorce.

   CONTRACTS  OWNED  BY  NON-NATURAL  PERSONS.  If the  Contract  is  held  by a non-natural  person (for  example,  a  corporation)  the income on that Contract
(generally  the increase in net surrender  value less the purchase  payments) is includable  in  taxable  income  each  year.  The rule does not apply  where the
Contract is acquired by the estate of a decedent,  where the Contract is held by certain types of  retirement  plans,  where the Contract is a qualified  funding asset for structured  settlements,  where the Contract is purchased on behalf of an  employee  upon  termination  of a  qualified  plan,  and in the  case  of an immediate annuity.  An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   MULTIPLE  CONTRACT  RULE.  For  purposes  of  determining  the  amount of any distribution  under Code Section 72(e) (amounts not received as annuities)  that is includable in gross income, all Non-Qualified annuity contracts issued by the same  insurer  to the same  Contractowner  during  any  calendar  year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's  Annuity  Commencement  Date, such as a partial surrender,  dividend,  or loan, will be taxable (and possibly subject to the 10%
penalty tax) to the extent of the combined income in all such contracts.

   In  addition,  the  Treasury  Department  has broad  regulatory  authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts  that are paid as  annuities  (on and after the Annuity  Commencement
Date)  under  annuity  contracts  issued by the same  company  to the same owner during any calendar year. In this case,  annuity payments could be fully taxable
(and  possibly  subject to the 10%  penalty  tax) to the extent of the  combined income  in all such  contracts  and  regardless  of  whether  any  amount  would otherwise have been excluded from income because of the "exclusion  ratio" under the contract.

   POSSIBLE TAX CHANGES.  In recent  years,  legislation  has been proposed that would have adversely modified the federal taxation of certain  annuities.  There is always the  possibility  that the tax treatment of annuities  could change by legislation  or other  means  (such as IRS  regulations,  revenue  rulings,  and judicial decisions).  Moreover,  although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract,  the designation of an Annuitant,  payee or other beneficiary who is not also the Owner, the selection of certain Annuity  Commencement  Dates or the exchange of a Contract may result in certain tax  consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer,  assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED  PLANS -- The Contract may be used with Qualified  Plans that meet the requirements of Section 401, 403(b),  408, 408(A) or 457 of the Code. If you are
purchasing  the  Contract as an  investment  vehicle for one of these  Qualified
Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already  available  through the Qualified Plan.  However, the Contract  does offer  features  and  benefits in addition to  providing  tax
deferral  that  other  investments  may  not  offer,   including  death  benefit
protection for your beneficiaries and annuity options which guarantee income for life.  You should  consult with your  financial  professional  as to whether the overall  benefits  and costs of the Contract are  appropriate  considering  your circumstances.

   The tax  rules  applicable  to  participants  in such  Qualified  Plans  vary according to the type of plan and the terms and  conditions  of the plan itself.
No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate  retirement savings under the  plans.  Adverse  tax  or  other  legal  consequences  to the  plan,  to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments,  unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the
Contract. Contractowners,  Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such  Qualified  Plans may be subject to the terms and  conditions  of the plans  themselves  or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.  For example,  the Company may accept  beneficiary  designations  and payment  instructions  under the  terms of the  Contract  without  regard to any spousal consents that may be required under the plan or the Employee  Retirement
Income Security Act of 1974 (ERISA). Consequently, a Contractowner's beneficiary designation or elected payment option may not be enforceable.

   The  amounts  that may be  contributed  to  Qualified  Plans are  subject  to limitations  that  vary  depending  on the  type of  Plan.  In  addition,  early distributions  from most Qualified Plans may be subject to penalty taxes, or for
certain  plans,   could  cause  the  Plan  to  be   disqualified.   Furthermore,
distributions   from  most  Qualified  Plans  are  subject  to  certain  minimum distribution  rules.  Failure  to  comply  with  these  rules  could  result  in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes.
As a result,  the  minimum  distribution  rules may  limit the  availability  of certain Annuity  Options to certain  Annuitants and their  beneficiaries.  These requirements may not be incorporated into the Company's Contract  administration
procedures.   Owners,   participants  and   beneficiaries  are  responsible  for
determining  that  contributions,  distributions  and  other  transactions  with respect to the Contracts comply with applicable law.

   The following are brief  descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 401. Code Section 401 permits employers to establish various types of retirement  plans (e.g.,  pension,  profit  sharing and 401(k)  plans) for their employees. For this purpose,  self-employed individuals (proprietors or partners operating a trade or business) are treated as employees  and therefore  eligible to participate in such plans.  Retirement  plans  established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

   In order for a retirement  plan to be "qualified"  under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting;  (ii) not discriminate in favor of "highly compensated"  employees;
(iii) provide  contributions or benefits that do not exceed certain limitations;
(iv)  prohibit  the use of plan  assets for  purposes  other than the  exclusive benefit  of the  employees  and their  beneficiaries  covered  by the plan;  (v)
provide  for  distributions  that  comply  with  certain  minimum   distribution
requirements;  (vi) provide for certain  spousal  survivor  benefits;  and (vii)
comply with numerous other qualification requirements.

   A retirement  plan qualified under Code Section 401 may be funded by employer
contributions,   employee   contributions   or  a  combination  of  both.   Plan
participants  are  normally not subject to tax on employer  contributions  until such amounts are actually distributed from the plan. Depending upon the terms of the  particular  plan,  employee  contributions  may be  made  on a  pre-tax  or after-tax basis. In addition,  plan  participants are not taxed on plan earnings derived from either employer or employee  contributions  until such earnings are distributed.

   Each  employee's  interest in a retirement  plan qualified under Code Section
401 must  generally be  distributed  or begin to be  distributed  not later than
April 1 of the calendar  year  following the later of the calendar year in which the employee  reaches age 70 1/2 or retires  ("required  beginning  date").  The required  beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70 1/2. Periodic  distributions must not extend  beyond  the life of the  employee  or the  lives of the  employee  and a designated beneficiary (or over a period extending beyond the life expectancy of the  employee or the joint life  expectancy  of the  employee  and a  designated beneficiary).

   If an employee dies before  reaching his or her required  beginning date, the employee's  entire  interest  in the plan must  generally  be  distributed  to a designated  beneficiary before the close of the calendar year following the year of the employee's  death and be made over the life of the beneficiary (or over a period not  extending  beyond the life  expectancy of the  beneficiary).  If the designated beneficiary is the employee's surviving spouse,  distributions may be delayed  until  the  employee  would  have  reached  age 70 1/2.  If there is no
designated  beneficiary,   or  if  delayed  distributions  are  elected  by  the
Beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee's death.

   Annuity  payments  distributed  from a retirement  plan qualified  under Code
Section 401 are taxable under  Section 72 of the Code.  Section 72 provides that the portion of each payment  attributable to contributions  that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment.  The portion so excluded is determined by dividing the employee's  investment in the plan by (1) the number of anticipated payments determined  under a table set forth in Section 72 of the Code or (2) in the case of a contract  calling for installment  payments,  the number of monthly annuity payments  under such  contract.  The  portion  of each  payment in excess of the exclusion amount is taxable as ordinary income.  Once the employee's  investment has been recovered,  the full annuity  payment will be taxable.  If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction  on his final  return.  If the  employee  made no contributions  that were  taxable  when made,  the full  amount of each  annuity payment is taxable to him as ordinary income.

   A "lump-sum" distribution from a retirement plan qualified under Code Section
401 may be eligible  for  favorable  tax  treatment  by certain  individuals.  A
"lump-sum"  distribution  means the distribution  within one taxable year of the balance to the credit of the employee which becomes  payable:  (i) on account of the  employee's  death,  (ii) after the  employee  attains age 59 1/2,  (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become  disabled (in the case of a self-employed person only).

   As a general  rule,  a lump-sum  distribution  is fully  taxable as  ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free.  However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

   Distributions  from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan,  including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTION  403(B).  Code Section  403(b)  permits  public school  employees and
employees  of  certain  types  of   charitable,   educational   and   scientific
organizations  specified in Section  501(c)(3)  of the Code to purchase  annuity contracts,  and,  subject  to  certain  limitations,  to  exclude  the amount of purchase  payments  from gross  income for tax  purposes.  The  Contract  may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b)  annuities must generally be provided under a plan which meets certain minimum  participation,  coverage,  and nondiscrimination  requirements.
Section  403(b)  annuities  are  generally   subject  to  minimum   distribution
requirements  similar to those  applicable to retirement  plans  qualified under
Section 401 of the Code. See "Section 401."

   A  Section   403(b)   annuity   contract  may  be  purchased   with  employer
contributions,  employee  contributions  or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable.  The contribution limit is similar to the limits on  contributions  to qualified  retirement plans and depends upon, among other things,  whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase  Section 403(b)  annuities  generally are excludable from the taxable income of the employee.  As a result,  all  distributions  from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity  contract must prohibit the distribution of employee contributions  (including earnings thereon) until the employee:  (i) attains age
59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled;
or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions  from a Section 403(b)  annuity  contract may be eligible for a tax-free rollover to another eligible  retirement plan,  including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTIONS 408 AND 408A. INDIVIDUAL  RETIREMENT  ANNUITIES.  Section 408 of the
Code permits eligible  individuals to establish  individual  retirement programs through the purchase of Individual  Retirement Annuities  ("traditional  IRAs").
The Contract may be  purchased as an IRA. The IRAs  described in this  paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."

   IRAs are subject to  limitations on the amount that may be  contributed,  the persons who may be eligible and on the time when  distributions  must  commence.
Depending  upon  the  circumstances  of  the  individual,   contributions  to  a
traditional IRA may be made on a deductible or  non-deductible  basis.  IRAs may not be transferred,  sold,  assigned,  discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not  exceed  (except  in  the  case  of a  rollover  contribution)  100%  of the individual's earned income under current tax law or the applicable dollar amount as shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                              2003-2004          $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

Any refund of premium  must be applied to the payment of future  premiums or the purchase  of  additional  benefits.  If an  individual  is age 50 or  over,  the individual may make an additional catch-up  contribution to a traditional IRA of
$500 during the tax years of  2003-2005,  or $1,000 for the tax year 2006 or any
tax  year   thereafter.   However,   if  the   individual   is   covered  by  an
employer-sponsored   retirement  plan,  the  amount  of  IRA  contributions  the individual  may  deduct  in a year may be  reduced  or  eliminated  based on the individual's  adjusted  gross income for the year ($60,000 for a married  couple filing a joint  return  and  $40,000  for a single  taxpayer  in  2003).  If the individual's spouse is covered by an employer-sponsored  retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional  IRA;  however,  the deduction  will be reduced or eliminated if the adjusted  gross  income on a joint  return is  between  $150,000  and  $160,000.
Nondeductible  contributions  to traditional IRAs must be reported to the IRS in the year made on Form 8606.

   Sale of the Contract for use with IRAs may be subject to special requirements imposed  by the  IRS.  Purchasers  of the  Contract  for such  purposes  will be provided with such  supplementary  information  as may be required by the IRS or other appropriate  agency,  and will have the right to revoke the Contract under certain  circumstances.  See the IRA Disclosure  Statement that accompanies this
Prospectus.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those  applicable to retirement  plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the  date  that  the  Contractowner  reaches  age  70  1/2--the  Contractowner's retirement date, if any, will not affect his or her required beginning date. See
"Section 401."  Distributions  from IRAs are generally  taxed under Code Section
72. Under these rules,  a portion of each  distribution  may be excludable  from income. The amount excludable from the individual's  income is the amount of the distribution  which  bears  the  same  ratio as the  individual's  nondeductible contributions bears to the expected return under the IRA.

   Distributions  of  deductible,  pre-tax  contributions  and  earnings  from a traditional  IRA  may  be  eligible  for a  tax-free  rollover  to  an  eligible retirement  plan,  including  another  traditional  IRA.  In  certain  cases,  a distribution of  non-deductible  contributions or other after-tax amounts from a traditional  IRA may be eligible to be rolled over to another  traditional  IRA.
See "Rollovers."

   SIMPLE INDIVIDUAL RETIREMENT  ANNUITIES.  Certain employers with no more than
100  employees  may  establish a Savings  Incentive  Match Plan for Employees of
Small  Employers  (SIMPLE  plans).  Depending  upon  the  type of  SIMPLE  plan, employers may deposit the plan  contributions into a single trust or into SIMPLE
Individual  Retirement Annuities ("SIMPLE IRA") established by each participant.
The contract may be purchased by a trust for a SIMPLE plan and is also available as a SIMPLE IRA annuity.

   Information on  eligibility to participate in an employer's  SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer.  Contributions to a SIMPLE IRA will generally  include salary
deferral  contributions  and  employer   contributions.   On  a  pre-tax  basis,
participants may elect to contribute  through salary deferrals based on a stated
percentage of the employee's compensation.  Such salary deferrals are limited to the applicable dollar amount per year as shown in the table below:

                    =======================================
                         TAX YEAR           DEFERRED AMOUNT
                    ---------------------------------------
                           2003                 $ 8,000
                           2004                 $ 9,000
                    2005 and thereafter         $10,000
                    =======================================

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If an  individual is age 50 or over, catch-up  contributions  can be made to the  SIMPLE  IRA in an  amount up to the lesser  of (i)  your  compensation  for the  tax  year,  reduced  by all of your elective  deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

                    =======================================
                                              ADDITIONAL
                         TAX YEAR           CATCH UP AMOUNT
                    ---------------------------------------
                           2003                 $1,000
                           2004                 $1,500
                           2005                 $2,000
                    2006 and thereafter         $2,500
                    =======================================

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning  after the 2006 tax year. In addition,  employers are required to make either  (1) a  dollar-for-dollar  matching  contribution  or  (2) a  nonelective contribution  to each  participant's  account  each year.  In general,  matching
contributions   must  equal  up  to  3%  of  compensation,   but  under  certain
circumstances,  employers may make lower matching contributions.  Instead of the
match,   employers  may  make  a  nonelective   contribution   equal  to  2%  of
compensation.

   In  general,  SIMPLE IRAs are  subject to minimum  distribution  requirements similar to those  applicable to retirement  plans qualified under Section 401 of the Code; however,  the required beginning date for SIMPLE IRAs is generally the date that the contractowner  reaches age 70 1/2. The Contractowner's  retirement date will not affect his or her required beginning date. Amounts  contributed to
SIMPLE IRAs generally are excludable from the taxable income of the participant.
As a result,  all distributions from such annuities are normally taxable in full as ordinary income to the participant.

   ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA.  Regular  contributions may be made to a Roth  IRA up to the  same  contribution  limits  that  apply to traditional IRA contributions.  The regular  contribution  limits are phased out for  taxpayers  with $95,000 to $110,000 in adjusted  gross income  ($150,000 to
$160,000  for married  filing  joint  returns).  Also the  taxable  balance in a traditional  IRA may be rolled over or converted  into a Roth IRA for  taxpayers with adjusted gross income of up to $100,000.

   Regular  contributions  to a Roth IRA are not  deductible  and  rollovers and conversions  from a traditional IRA are taxable when completed,  but withdrawals that meet certain  requirements  are not subject to federal income tax on either the original  contributions  or any earnings.  Sale of the Contract for use with
Roth IRAs may be subject to special  requirements imposed by the IRS. Purchasers of the  Contract  for such  purposes  will be provided  with such  supplementary information as may be required by the IRS or other appropriate  agency, and will have the right to revoke  the  Contract  under  certain  requirements.  Unlike a traditional  IRA,  Roth IRAs are not  subject to minimum  required  distribution rules  during  the  Contractowner's  lifetime.  Generally,  however,  the amount remaining  in a Roth  IRA  after  the  Contractowner's  death  must  begin to be distributed by the end of the first  calendar year after death,  and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distribution,  the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

   SECTION  457.  Section 457 of the Code  permits  employees of state and local governments  and units and  agencies  of state  and local  governments,  such as schools,  as well as  tax-exempt  organizations  to  defer a  portion  of  their compensation without paying current taxes if those employees are participants in an  eligible  deferred  compensation  plan.  A Section  457 plan may  permit the purchase of Contracts to provide benefits thereunder.

   Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment,  in the case of a tax-exempt employer sponsor, all amounts  deferred  under  the plan and any  income  thereon  remain  solely  the property of the  employer  and  subject to the claims of its general  creditors, until paid to the participant.  The assets of a Section 457 plan maintained by a state or local government  employer must be held in trust (or custodial  account or an  annuity  contract)  for the  exclusive  benefit of plan  participants.  A
Section 457 plan must not permit the  distribution of a  participant's  benefits until the  participant  attains age 70 1/2,  terminates  employment or incurs an
"unforeseeable emergency."

   Section 457 plans are generally subject to minimum distribution  requirements similar to those  applicable to retirement  plans qualified under Section 401 of the Code. See "Section 401." Since under a Section 457 plan,  contributions  are generally  excludable  from the taxable income of the employee,  the full amount received  will  usually be taxable as  ordinary  income  when  annuity  payments commence or other distributions are made.  Distributions from a Section 457 plan
for  a  tax-exempt   employer,   are  not   eligible  for  tax-free   rollovers.
Distributions  from a  governmental  457  plan  may be  rolled  over to  another eligible  retirement plan including an individual  retirement account or annuity
(IRA).

   ROLLOVERS.  A "rollover" is the tax-free  transfer of a distribution from one
"eligible  retirement plan" to another.  Distributions which are rolled over are not included in the individual's gross income until some future time.

   If any  portion of the  balance to the credit of an employee in a Section 401 plan,  Section  403(b)  plan or  governmental  Section  457  plan is paid to the participant in an "eligible rollover distribution" and the participant transfers any  portion of the amount  received to an eligible  retirement  plan,  then the amount so transferred is not includable in income.  Also, pre-tax  distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover  distribution"  generally means any  distribution  that is not one of a series  of  periodic  payments  made  for the life of the  distributee  or for a specified  period  of at least  ten  years.  In  addition,  a  required  minimum distribution,  death  distributions  (except to a surviving  spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution.
A rollover  must be made directly  between  plans or  indirectly  within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another retirement plan qualified under
Code Section 401, a Section  403(b) plan, a  traditional  individual  retirement account or annuity under Code Section 408, or governmental deferred compensation plan under Code Section 457.

   A Section 401 plan,  a Section  403(b) plan or a  governmental  457 plan must generally provide a participant receiving an eligible rollover distribution, the option  to have  the  distribution  transferred  directly  to  another  eligible retirement plan.

   TAX PENALTIES.  PREMATURE  DISTRIBUTION TAX.  Distributions  from a Qualified
Plan  before the  participant  reaches  age 59 1/2 are  generally  subject to an additional tax equal to 10% of the taxable portion of the distribution.  The 10%
penalty tax does not apply to  distributions:  (i) made on or after the death of the employee;  (ii) attributable to the employee's  disability;  (iii) which are part of a series  of  substantially  equal  periodic  payments  made  (at  least annually) for the life (or life  expectancy)  of the employee or the joint lives
(or joint life  expectancy)  of the employee and a  designated  beneficiary  and which, for Qualified Plans other than IRAs, begin after the employee  terminates employment;  (iv) made to an employee  after  termination  of  employment  after reaching  age 55; (v) made to pay for certain  medical  expenses;  (vi) that are exempt  withdrawals  of an excess  contribution;  (vii)  that is rolled  over or transferred in accordance with Code requirements;  or (viii) that is transferred pursuant to a decree of divorce or separate  maintenance  or written  instrument incident to such a decree.

   The  exception  to the 10%  penalty tax  described  in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without  application of the 10% penalty tax to pay health  insurance premiums in certain  cases.  In addition,  the 10% penalty tax is generally  not applicable to  distributions  from a Section 457 plan.  There are two additional exceptions  to the 10% penalty tax on  withdrawals  from IRAs before age 59 1/2:
withdrawals made to pay "qualified"  higher  education  expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM  DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum  required  distribution  for the year, the  participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING.   Periodic   distributions  (e.g.,   annuities  and  installment
payments) from a Qualified Plan that will last for a period of ten or more years are generally  subject to voluntary income tax withholding.  The amount withheld on such periodic  distributions  is determined at the rate  applicable to wages.
The  recipient  of a  periodic  distribution  may  generally  elect  not to have withholding apply.

   Nonperiodic  distributions  (e.g.,  lump sums and  annuities  or  installment payments  of less than ten years)  from a  Qualified  Plan  (other than IRAs and tax-exempt  entity  Section 457 plans) are  generally  subject to mandatory  20%
income tax withholding.  However,  no withholding is imposed if the distribution is  transferred  directly  to  another  eligible  retirement  plan.  Nonperiodic distributions  from an IRA are subject to income tax  withholding  at a flat 10%
rate.  The recipient of such a  distribution  may elect not to have  withholding apply.

   The above description of the federal income tax consequences of the different types of  Qualified  Plans which may be funded by the  Contract  offered by this
Prospectus is only a brief summary and is not intended as tax advice.  The rules governing  the  provisions of Qualified  Plans are  extremely  complex and often difficult to comprehend.  Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.  A prospective  Contractowner considering adoption of a Qualified Plan and purchase of a Contract in  connection  therewith  should  first  consult a qualified  and competent  tax  adviser,  with regard to the  suitability  of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING  OF  UNDERLYING  FUND  SHARES -- You  indirectly  (through  the  Separate
Account)  purchase  shares of the  Underlying  Funds when you allocate  purchase payments to the Subaccounts.  The Company owns shares of the Underlying Funds in the Separate Account for your benefit.  Under current law, the Company will vote shares of the Underlying Funds held in the Subaccounts in accordance with voting instructions  received from Owners  having the right to give such  instructions.
You will have the right to give voting  instructions to the extent that you have
Account Value allocated to the particular Subaccount.  The Company will vote all shares it owns through the  Subaccount in the same  proportion as the shares for which it receives voting  instructions from Owners.  The Company votes shares in accordance with its current understanding of the federal securities laws. If the
Company later  determines that it may vote shares of the Underlying Funds in its own right, it may elect to do so.

   Unless  otherwise  required  by  applicable  law,  the  number of shares of a particular  Underlying Fund as to which you may give voting  instructions to the
Company is  determined  by  dividing  your  Account  Value in the  corresponding
Subaccount  on a  particular  date by the  net  asset  value  per  share  of the
Underlying  Fund as of the same  date.  Fractional  votes will be  counted.  The number of votes as to which voting  instructions may be given will be determined as of the date  established by the Underlying Fund for determining  shareholders eligible to vote at the meeting of the Underlying  Fund. If required by the SEC, the Company  reserves the right to  determine in a different  fashion the voting rights  attributable to the shares of the Underlying Funds.  Voting instructions may be cast in person or by proxy.

SUBSTITUTION  OF  INVESTMENTS  -- The  Company  reserves  the right,  subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions  for,  or  combinations  of the  securities  that  are held by the
Separate  Account  or  any  Subaccount  or  that  the  Separate  Account  or any
Subaccount may purchase.  If shares of any or all of the Underlying Funds should no longer be available for investment,  or if the Company's  management believes further investment in shares of any or all of the Underlying Funds should become inappropriate  in  view  of  the  purposes  of the  Contract,  the  Company  may substitute  shares of another  Underlying Fund or of a different fund for shares already  purchased,  or to be purchased in the future  under the  Contract.  The
Company may also purchase,  through the Subaccount,  other  securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection  with a substitution  of any shares  attributable to an Owner's interest in a  Subaccount  or the Separate  Account,  the Company  will,  to the extent required under applicable law, provide notice, seek Owner approval,  seek prior  approval  of the SEC,  and  comply  with the  filing or other  procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish  additional  Subaccounts  of the Separate  Account that would invest in a new Underlying Fund or in shares of another  investment  company,  a series  thereof,  or other suitable  investment vehicle.  The Company may establish new Subaccounts in its sole discretion,  and will determine whether to make any new Subaccount  available to existing Owners.
The Company may also  eliminate  or combine one or more  Subaccounts  if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the  General  Account.  The  Company  also  reserves  the right,  subject to any required regulatory  approvals,  to transfer assets of any Subaccount to another separate account or Subaccount.

   In the  event of any  such  substitution  or  change,  the  Company  may,  by appropriate  endorsement,  make such changes in these and other contracts as may be  necessary or  appropriate  to reflect such  substitution  or change.  If the
Company  believes it to be in the best interests of persons having voting rights under the  Contracts,  the  Separate  Account may be  operated  as a  management investment  company  under the 1940 Act or any other form  permitted by law. The
Separate  Account  may  be  deregistered  under  that  Act  in  the  event  such registration  is no longer  required,  or it may be combined with other separate accounts of the Company or an  affiliate  thereof.  Subject to  compliance  with applicable  law,  the Company also may combine one or more  Subaccounts  and may establish a  committee,  board,  or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND  AMENDMENTS  -- The Company  reserves  the right, without the consent of Owners,  to suspend  sales of the  Contract as  presently offered  and to make any change to the  provisions  of the  Contracts  to comply with,  or give Owners the benefit of, any  federal or state  statute,  rule,  or regulation,  including but not limited to requirements for annuity contracts and retirement plans under the Internal  Revenue Code and regulations  thereunder or any state statute or regulation.  In addition, upon 30 days notice to the holder of a Group Contract, the Company may make other changes to a Group Contract that will apply only to individuals who become  participants after the effective date of the change.

REPORTS TO OWNERS -- The  Company  will send you  annually a  statement  setting forth  a  summary  of the  transactions  that  occurred  during  the  year,  and indicating  the  Contract  Value as of the end of each year.  In  addition,  the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information  required by law. The Company will
also  send  confirmations  upon  purchase  payments,   transfers,   loans,  loan
repayments,  and full and partial  withdrawals.  The Company may confirm certain transactions on a quarterly basis.  These  transactions  include  purchases made automatically  from  your  bank  account  or  pursuant  to  a  salary  reduction arrangement,  transfers  under the Dollar Cost Averaging and Asset  Reallocation
Options, systematic withdrawals and annuity payments.

   You will also receive an annual and semiannual  report  containing  financial statements for those Underlying Funds  corresponding to the Subaccounts to which you have allocated your Contract Value.  Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC  EXCHANGE  PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset  Reallocation option by telephone if the Telephone  Transfer section of the application or the
proper  form  has  been   completed,   signed,   and  filed  at  the   Company's
Administrative  Office.  The Company has established  procedures to confirm that instructions  communicated  by telephone  are genuine and will not be liable for any losses due to fraudulent or unauthorized  instructions  provided it complies with its procedures. The Company's procedures require that any person requesting a  transfer  by  telephone  provide  the  account  number  and the  Owner's  tax identification number and such instructions must be received on a recorded line.
The Company reserves the right to deny any telephone  transfer  request.  If all telephone  lines are busy (which might occur,  for  example,  during  periods of substantial  market  fluctuations),  you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing  telephone transfers,  you authorize the Company to accept and act upon  telephonic  instructions  for transfers  involving your Contract.  You agree that neither the Company, any of its affiliates,  nor any Underlying Fund, will be liable for any loss,  damages,  cost, or expense  (including  attorneys'
fees) arising out of any telephone  requests;  provided that the Company effects such request in accordance  with its  procedures.  As a result of this policy on telephone  requests,  you  bear  the risk of loss  arising  from  the  telephone transfer  privilege.  The  Company  may  discontinue,  modify,  or  suspend  the telephone transfer privilege at any time.

LEGAL  PROCEEDINGS  --  There  are no legal  proceedings  pending  to which  the
Separate  Account is a party,  or which  would  materially  affect the  Separate
Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has
passed upon legal matters in connection with the issue and sale of the Contracts described in this  Prospectus,  the  Company's  authority to issue the Contracts under Kansas law, and the  validity of the forms of the  Contracts  under Kansas law.

PERFORMANCE INFORMATION

   Performance  information  for  the  Subaccounts,   including  the  yield  and
effective  yield of the Money  Market  Subaccount,  the  yield of the  remaining
Subaccounts,   and  the  total   return  of  all   Subaccounts   may  appear  in
advertisements,  reports,  and promotional  literature to current or prospective
Owners.

   Current  yield  for the  Money  Market  Subaccount  will be based  on  income received by a hypothetical  investment  over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received  for 52 weeks,  stated in terms of an annual  percentage return on the investment).  "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the  remaining  Subaccounts,  quotations  of  yield  will be based on all investment  income per  Accumulation  Unit earned during a given 30-day  period, less expenses accrued during the period ("net investment  income"),  and will be computed by dividing net investment  income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any
Subaccount  will be expressed in terms of the average annual  compounded rate of return on a  hypothetical  investment in a Contract over a period of one,  five, and ten years (or, if less, up to the life of the Subaccount),  and will reflect the deduction of the  administration  charge,  mortality and expense risk charge and contingent  deferred sales charge and may  simultaneously be shown for other periods.

   Quotations  of yield and  effective  yield do not  reflect  deduction  of the contingent deferred sales charge, and total return figures may be quoted that do not reflect  deduction of the charge.  If  reflected,  the  performance  figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect  deduction of the  contingent  deferred sales charge that would be imposed if Contract  Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contracts  were not  available for purchase  until June 8, 1984, certain  of  the  Underlying  Funds  were  in  existence  prior  to  that  date.
Performance information for the Subaccounts may also include quotations of total return for periods  beginning  prior to the  availability  of the Contracts that incorporate the performance of the Underlying Funds.

   Performance  information  for a Subaccount  may be  compared,  in reports and promotional  literature,  to: (i) the  Standard & Poor's 500 Stock  Index  ("S&P
500"),   Dow  Jones   Industrial   Average   ("DJIA"),   Donaghue  Money  Market
Institutional  Averages,  the Lehman Brothers  Government  Corporate  Index, the
Morgan Stanley  Capital  International's  EAFE Index or other indices  measuring performance  of a pertinent  group of securities so that investors may compare a
Subaccount's  results  with those of a group of  securities  widely  regarded by
investors  as   representative   of  the   securities   markets  in  general  or
representative  of a particular  type of security:  (ii) other variable  annuity separate  accounts or other  investment  products  tracked by Lipper  Analytical
Services,  a widely used independent  research firm which ranks mutual funds and other investment companies by overall performance,  investment  objectives,  and assets,  or tracked  by other  ratings  services,  companies,  publications,  or persons  who rank  separate  accounts  or other  investment  products on overall performance or other  criteria;  and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract.
Unmanaged  indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   Performance information for any Subaccount reflects only the performance of a hypothetical  Contract  under which  Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information  should be  considered  in light of the  investment  objectives  and policies,  characteristics,  and  quality  of the  Underlying  Fund in which the
Subaccount invests,  and the market conditions during the given time period, and should not be  considered  as a  representation  of what may be  achieved in the future.  For a  description  of the methods  used to  determine  yield and total return for the Subaccounts, see the Statement of Additional Information.

   Reports  and  promotional  literature  may  also  contain  other  information including  (i) the ranking of any  Subaccount  derived from rankings of variable annuity  separate  accounts  or other  investment  products  tracked  by  Lipper
Analytical  Services or by other rating services,  companies,  publications,  or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred  compounding on a
Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison,  at various points in time,  of the return from an  investment  in a Contract (or returns in general)  on a  tax-deferred  basis  (assuming  one or more tax rates)  with the return on a taxable  basis,  and (iii) the  Company's  rating or a rating of the
Company's  claim-paying  ability as  determined  by firms that  analyze and rate
insurance   companies   and  by   nationally   recognized   statistical   rating
organizations.

ADDITIONAL INFORMATION

REGISTRATION  STATEMENT -- A Registration  Statement under the 1933 Act has been filed with the SEC relating to the offering  described in this Prospectus.  This
Prospectus  does not include all the  information  included in the  Registration
Statement,  certain  portions of which,  including  the  Statement of Additional
Information, have been omitted pursuant to the rules and regulations of the SEC.
The  omitted  information  may be  obtained  at the  SEC's  principal  office in
Washington,  DC,  upon  payment  of the  SEC's  prescribed  fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL  STATEMENTS  -- The  consolidated  financial  statements  of  Security
Benefit Life Insurance  Company and  Subsidiaries at December 31, 2002 and 2001,
and for each of the three years in the period ended  December 31, 2002,  and the financial  statements of the Variflex Separate Account at December 31, 2002, and
for each of the specified  periods  ended  December 31, 2002, or for portions of such  periods as  disclosed  in the  financial  statements,  are included in the
Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional  Information  contains more specific  information and financial statements relating to Security Benefit Life Insurance Company and
Subsidiaries.  The contents of the Statement of Additional  Information  are set
forth below:

THE CONTRACT
  Valuation of Accumulation Units
  Computation of Variable Annuity Payments
  Illustration
  Variations in Charges
  Termination of Contract
  Group Contracts

PERFORMANCE INFORMATION

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS
  Section 401
  Section 403(b)
  Section 408 and 408A
  Section 457

ASSIGNMENT

DISTRIBUTION OF THE CONTRACTS

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

PERMISSIBLE ADVERTISING INFORMATION

STATE REGULATION EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no  guarantee  that  any  Underlying  Fund  will  meet  its  investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES,  RESTRICTIONS AND
RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY
BE FOUND IN THE RESPECTIVE  PROSPECTUSES.  PROSPECTUSES FOR THE UNDERLYING FUNDS
SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

SBL FUND -- SBL Fund, an open-end  management  investment  company of the series type, is organized as a Kansas  corporation.  SBL Fund offers its shares only as investment  vehicles for variable  annuity and variable life insurance  products issued by the  Company  and its  affiliated  life  insurance  company.  Security
Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas 66636, a
wholly-owned subsidiary of the Company (the "Investment Manager"), serves as the investment adviser of each Series of SBL Fund.

   SERIES A (EQUITY). Series A (Equity) (the "Fund") is a series of SBL Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term capital growth by investing,  under normal market  conditions,  at least 80% of its net assets (plus  borrowings for investment  purposes) in a  widely-diversified  portfolio of equity  securities,
which  may  include  American   Depositary  Receipts  ("ADRs")  and  convertible
securities.  The Fund  typically  invests in the equity  securities of companies whose total market value is $5 billion or greater at the time of purchase.

   SERIES B (LARGE CAP  VALUE).  Series B (Large Cap  Value)  (the  "Fund") is a
series of SBL Fund.  The  Investment  Manager  has entered  into a  sub-advisory agreement  with The Dreyfus  Corporation,  200 Park Avenue,  New York,  New York
10166, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions,  at least 80% of its total assets (plus borrowings for investment purposes) in large-capitalization  value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock
investments  may  include  common  stocks,   preferred  stocks  and  convertible
securities of both U.S. issuers and U.S. dollar-denominated foreign issuers. The
Fund  may  temporarily  invest  in  cash,   government  bonds  or  money  market
securities.  In choosing  stocks,  the  Sub-Adviser,  The  Dreyfus  Corporation, invests in value-oriented companies, which are companies that are believed to be undervalued  in terms of price  or  other  financial  measurements  and that are believed to have above average growth potential. The Sub-Adviser uses a blend of quantitative  analysis and  fundamental  research to identify stocks that appear favorably  priced and that may  benefit  from the  current  market and  economic environment.

   SERIES C (MONEY MARKET).  Series C (Money Market) (the "Fund") is a series of
SBL Fund.

   INVESTMENT OBJECTIVE: To seek to provide as high a level of current income as is consistent  with preserving  capital.  The Fund invests in high quality money market instruments with maturities of not longer than thirteen months.

   SERIES D (GLOBAL).  Series D (Global)  (the  "Fund") is a series of SBL Fund.
The  Investment   Manager  has  entered  into  a  sub-advisory   agreement  with
OppenheimerFunds,  Inc., 498 Seventh Avenue,  New York, New York,  10018,  which provides investment advisory services to the Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term growth of capital primarily through investment in common stocks and  equivalents  of companies of foreign  countries and the United States. The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States.
The Fund primarily  invests in foreign and domestic common stocks or convertible
stocks   of   growth-oriented   companies   considered   to  have   appreciation
possibilities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.  Investments in debt securities may be made in uncertain market conditions.

   SERIES E (DIVERSIFIED INCOME).  Series E (Diversified Income) (the "Fund") is
a series of SBL Fund.

   INVESTMENT  OBJECTIVE:  To seek to provide  current  income with  security of principal.  The Fund pursues its  objective by  investing,  under normal  market conditions,  primarily  in a  diversified  portfolio  of  investment  grade debt securities.  The Fund expects to maintain a weighted average duration of 3 to 10 years.  The debt securities in which the Fund invests will primarily be domestic securities,  but may also include  dollar  denominated  foreign  securities.  To manage risk, the Investment Manager  diversifies the Fund's holdings among asset classes and individual  securities.  The asset classes in which the Fund invests may  include  investment  grade  corporate  debt  securities,  high  yield  debt securities  (also  known  as "junk  bonds"),  investment  grade  mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

   SERIES G (LARGE CAP  GROWTH).  Series G (Large Cap Growth)  (the "Fund") is a
series of SBL Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term  capital growth.  The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its net assets (plus  borrowings  for  investment  purposes) in common stock and other equity securities of large capitalization  companies (defined as companies whose total  market value is at least $5 billion at the time of  purchase).  The
Investment  Manager  seeks to invest in equity  securities  that have  long-term capital growth  potential.  The Fund invests  primarily in a portfolio of common
stocks,   which  may  include  ADRs  and  other  securities  with  common  stock characteristics,  such as securities convertible into common stocks. The Fund is non-diversified  as defined in the Investment  Company Act of 1940,  which means that it may hold a larger  position  in a smaller  number of  securities  than a diversified  fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's  benchmark index, the Russell
1000 Growth Index.  Concentration means investment of more than 25% of the value of the Fund's assets in any one industry.

   SERIES H (ENHANCED INDEX). Series H (Enhanced Index) (the "Fund") is a series of SBL Fund.  The Investment  Manager has entered into a sub-advisory  agreement with Northern Trust  Investments,  Inc.  ("NTI"),  50 La Salle Street,  Chicago,
Illinois 60675, which provides investment advisory services to the Fund.

   INVESTMENT  OBJECTIVE:  To seek to outperform the S&P 500 Index through stock selection  resulting in different  weightings of common  stocks  relative to the index.  The Fund  pursues  its  objective  by  investing,  under  normal  market conditions,  at least 80% of its net  assets  (plus  borrowings  for  investment purposes)  in equity  securities  of  companies in the S&P 500 Index and futures contracts  representative  of the stocks  which  make up the index.  The S&P 500
Index is a well-known  stock market index composed of 500 selected common stocks that  represent  approximately  two-thirds of the total market value of all U.S.
common stocks. In addition,  the Fund may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

   SERIES J (MID CAP GROWTH). Series J (Mid Cap Growth) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market  conditions,  at  least  80% of  its  net  assets  (plus  borrowings  for investment purposes) in a diversified portfolio of equity securities with market capitalizations  that are similar to those of  companies  in the S&P Mid Cap 400
Index.   The  index   currently   consists  of  securities  of  companies   with
capitalizations  that range from $135 million to $8 billion.  Equity  securities include common stock, rights, options, warrants, convertible debt securities and
ADRs. The Investment  Manager  selects  equity  securities  that it believes are attractively valued with the greatest potential for appreciation.

   SERIES N (MANAGED ASSET ALLOCATION). Series N (Managed Asset Allocation) (the
"Fund") is a series of SBL Fund.  The  Investment  Manager  has  entered  into a sub-advisory  agreement  with T. Rowe  Price  Associates,  Inc.,  100 East Pratt
Street,  Baltimore,  Maryland 21202, which provides investment advisory services to the Fund.

   INVESTMENT  OBJECTIVE:  To seek a high  level of total  return  by  investing primarily in a  diversified  portfolio of debt and equity  securities.  The Fund pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities.  The mix may vary over shorter time periods  where the fixed income  portion may range  between  30-50% and the equity  portion  between  50-70%.  The  precise  mix of equity and fixed  income securities will depend on the Sub-Adviser's outlook for the markets.

   SERIES O (EQUITY  INCOME).  Series O (Equity Income) (the "Fund") is a series of SBL Fund.  The Investment  Manager has entered into a sub-advisory  agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,  Maryland
21202, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek to provide substantial dividend income and also capital  appreciation  by investing  primarily in common  stocks of  established companies.  The Fund pursues its  objective by  investing,  under normal  market conditions,  at least 80% of its net  assets in common  stocks,  with 65% in the common stocks of well-established  companies paying above-average dividends. The
Sub-Adviser,  T. Rowe  Price,  typically  employs a  value-oriented  strategy in selecting  investments for the Fund. The Sub-Adviser's  research team identifies companies  that  appear  to be  undervalued  by  various  measures  and  may  be temporarily out of favor,  but have good prospects for capital  appreciation and dividend growth.

   SERIES P (HIGH YIELD).  Series P (High Yield) (the "Fund") is a series of SBL
Fund.

   INVESTMENT OBJECTIVE:  To seek high current income. Capital appreciation is a secondary objective.  The Fund pursues its objective by investing,  under normal market  conditions,  at  least  80% of  its  net  assets  (plus  borrowings  for investment  purposes) in a broad range of high-yield,  high risk debt securities rated in medium or lower  rating  categories  or  determined  by the  Investment
Manager to be of comparable quality ("junk bonds"). The Fund will not purchase a debt  security,  if at the time of  purchase,  it is rated in default.  The debt securities in which the Fund invests will primarily be domestic securities,  but may also include dollar denominated foreign securities. The Fund may also invest
in  equity   securities,   including   common  and   preferred   stocks,   ADRs,
exchange-traded real estate investment trusts,  warrants,  rights, and a variety of investment  companies that seek to track and the  composition and performance of a specific  index.  The Fund's  average  weighted  maturity is expected to be between 5 and 15 years.

   SERIES Q (SMALL CAP  VALUE).  Series Q (Small Cap  Value)  (the  "Fund") is a
series of SBL Fund.  The  Investment  Manager  has entered  into a  sub-advisory agreement  with Strong Capital  Management  Corporation,  100 Heritage  Reserve,
Menomonee,  Wisconsin 53051, which provides  investment advisory services to the
Fund.

   INVESTMENT  OBJECTIVE:  To seek  capital  growth by  investing,  under normal market  conditions,  at  least  80% of  its  net  assets  (plus  borrowings  for investment purposes) in stocks of small-capitalization companies that the Fund's
Sub-Adviser,  Strong Capital Management, Inc., believes are undervalued relative to the market based on  earnings,  cash flow,  or asset value.  The Fund defines small-capitalization  companies as those companies with a market  capitalization substantially  similar to that of  companies  in the Russell  2500™ Index at the time of purchase.  The Sub-Adviser  specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate  restructuring,  a new  product  or  service,  or a change in the  political,  economic,  or social environment.

   SERIES S (SOCIAL  AWARENESS).  Series S (Social  Awareness) (the "Fund") is a
series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, in a well-diversified portfolio of equity securities that the
Investment Manager believes have above-average earnings potential and which meet certain established social criteria.  The Fund also may invest in companies that are included in the Domini 400 Social Index(SM),  which companies will be deemed to comply with the Fund's social criteria. The Domini 400 Social Index(SM) (DSI)
is  a  market  capitalization-weighted  common  stock  index.  It  monitors  the performance  of 400 U.S.  corporations  that pass multiple,  broad-based  social screens.

   SERIES V (MID CAP VALUE).  Series V (Mid Cap Value) (the  "Fund") is a series of SBL Fund.

   INVESTMENT  OBJECTIVE:  The Fund pursues its  objective by  investing,  under normal market  conditions,  at least 80% of its net assets (plus  borrowings for investment purposes) in a diversified  portfolio of equity securities that when, purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400  Index.  The  index  currently  consists  of  securities  of companies  with  market  capitalizations  that  range  from $135  million  to $8 billion. Equity securities include common stock, rights, options, warrants, ADRs and convertible debt securities. The Investment Manager typically chooses equity
securities  that  appear  undervalued  relative  to  assets,  earnings,   growth
potential or cash flows.  Due to the nature of value  companies,  the securities included in the Fund's  portfolio  typically  consist of small- to  medium-sized companies.  The Fund is subject to the risks  associated with investing in small capitalization companies.

   SERIES W  (MAINSTREET  GROWTH AND INCOME®).  Series W (Mainstreet  Growth and
Income®)  (the  "Fund")  is a series of SBL Fund.  The  Investment  Manager  has entered into a sub-advisory agreement with  OppenheimerFunds,  Inc., 498 Seventh
Avenue, New York, New York, 10018, which provides  investment  advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt  securities.
The Fund  pursues its  objective by  investing  mainly in common  stocks of U.S.
companies,  but it can also invest in other equity  securities such as preferred stocks and securities convertible into common stocks. Although the Fund does not have any requirements as to the  capitalization  of issuers in which it invests, the Fund's  Sub-Adviser,  OppenheimerFunds,  currently  emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Fund may increase the relative emphasis of its investments in small-cap and mid-cap stocks.  While the Fund can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Fund can also use hedging instruments and certain derivative investments.

   SERIES X (SMALL CAP  GROWTH).  Series X (Small Cap Growth)  (the "Fund") is a
series of SBL Fund.  The  Investment  Manager  has entered  into a  sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco,
California 94111, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market  conditions,  at least 80% of its net assets (plus  borrowings for
investment   purposes)   in  equity   securities   of   companies   with  market
capitalizations  of $750 million or less at the time of investment  that, in the opinion of the Sub-Adviser,  RS Investment Management,  L.P., have the potential for long-term  capital growth.  Equity  securities  include common and preferred stocks, and warrants and securities convertible into common or preferred stocks.
The Fund may invest the  remainder of its assets in  securities  of companies of any size.  The Fund may also engage in short sales of  securities  it expects to decline  in price.  The  Series  will  likely  invest a portion of its assets in technology and internet-related companies.

   SERIES Y (SELECT  25).  Series Y (Select 25) (the  "Fund") is a series of SBL
Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term  growth of capital by concentrating its  investments  in a core position of 20-30 common stocks of growth  companies which have exhibited  consistent above average  earnings or revenue growth.  The
Fund is  non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger  position in a smaller number of securities than a  diversified  fund.  The  Investment  Manager  selects  what it believes to be premier  growth  companies as the core position for the Fund using a "bottom-up"
approach in selecting  growth stocks.  Portfolio  holdings will be replaced when one or more of the  company's  fundamentals  have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.